UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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[   ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

YUKON GOLD CORPORATION, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 9, 2008

YUKON GOLD CORPORATION, INC. 55 York Street, Suite 401 Toronto, Ontario M5J 1R7 Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE TORONTO BOARD OF TRADE AT 1 FIRST CANADIAN PLACE 8:00 AM ON FEBRUARY 21, 2008

January ___, 2008

Dear Shareholder:

You are invited to the Annual and Special Meeting of the Shareholders of Yukon Gold Corporation, Inc. (the “Company”).  The Company will hold its Annual and Special Meeting at the Toronto Board of Trade, 1 First Canadian Place, Toronto, Ontario at 8:00 am Eastern Standard Time on February 21, 2008 for the following purposes:

1.	To elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected or appointed;

2.	To ratify the appointment of Schwartz Levitsky Feldman, LLP as the independent auditors of the Company for the financial year ending April 30, 2008;

3.	To amend the Certificate of Incorporation of the Company to authorize 150,000,000 shares of common stock;

4.	To amend the Company’s 2006 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 2,000,000 to 2,899,044; and

5.	To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

The Board of Directors has fixed January 3, 2008, as the Record Date (the “Record Date”) for determining the shareholders entitled to receive notice of, and to vote at, the Annual and Special Meeting or any adjournment or postponement thereof.  Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.

All shareholders are invited to attend the Annual and Special Meeting in person.  However, even if you expect to be present at the meeting, you are requested to mark, sign, date, and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation.  All proxies must be received by the Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the Meeting in order to be counted.  Shareholders of record attending the Annual and Special Meeting may vote in person even if they have previously voted by proxy.

We have enclosed the Company’s Proxy Statement and Information Circular in connection with the Annual and Special Meeting.  If you have any questions concerning this Proxy Statement and Information Circular or need help in voting your shares, please contact:

Mr. Ronald K. Mann

President and Chief Executive Officer

Yukon Gold Corporation, Inc.

55 York Street, Suite 401

Toronto, Ontario M5J 1R7

(800) 295-0671 (ext. 12)

e-mail:  info@yukongoldcorp.com

Copies of the Company’s annual, quarterly and periodic reports are available at the website maintained by the Securities and Exchange Commission at www.sec.gov/edgar/searchedgar/companysearch.html and at the website maintained by the Ontario Securities Commission at www.SEDAR.com.  The Company’s financial statements for the quarter ended July 31, 2007 (unaudited), the quarter ended October 31, 2007 (unaudited) and the year ended April 30, 2007 (audited) are included as part of this Proxy Statement and Information Circular.

Dated this ___ day of January, 2008

BY ORDER OF THE BOARD OF DIRECTORS

_____________________________________

Ronald K. Mann

President and Chief Executive Officer

YUKON GOLD CORPORATION, INC.

PROXY STATEMENT AND INFORMATION CIRCULAR January , 2008

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 21, 2008

GENERAL

The enclosed proxy is solicited by the board of directors of Yukon Gold Corporation, Inc. (the "Company" or “Yukon Gold”), for use at the Annual and Special Meeting of Shareholders (the “Meeting”) of the Company to be held at the Toronto Board of Trade, 1 First Canadian Place, Toronto, Ontario at 8:00 AM Eastern Standard Time on February 21, 2008, and at any adjournment or postponement thereof.

Our executive offices are located at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7.  This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about January 31, 2008.

The cost of solicitation will be borne by the Company.  The solicitation will be made primarily by mail.  Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore.  In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.  The total cost of proxy solicitation, including legal fees, mailing and other expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $20,000.00.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder").  A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person’s name in the space indicated or by completing another proper form of proxy.  A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Yukon Gold not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for.  In the absence of any such direction, the Management Proxyholder will vote in favor of matters described in the proxy.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting.  At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person.  If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Transfer Agent, Equity Transfer & Trust Company, by mail or by hand delivery at 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significance to shareholders who do not hold Shares in their own name.  Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear in the records of the Company as the registered holders of Shares).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company.  However, its purpose is limited to instructing the intermediary on how to vote on your behalf.  Most brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada.  ADP mails a voting instruction form in lieu of a Proxy provided by the Company.  The voting instruction form will name the same persons as the Company’s Proxy to represent you at the Meeting.  You have the right to appoint a person (who need not be a beneficial shareholder of the Company), other than the person(s) designated in the voting instruction form, to represent you at the Meeting.  To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form.  The completed voting instruction form must then be returned to ADP by mail or facsimile or given to ADP by phone or over the internet, in accordance with ADP’s instructions.  ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting.  If you receive a voting instruction form from ADP, you cannot use it to vote Shares directly at the Meeting.  The voting instruction form must be completed and returned to ADP, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend the Meeting as proxyholder for your broker and vote your Shares in that capacity.  If you wish to attend the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

IF YOU DO NOT GIVE INSTRUCTIONS TO YOUR BROKER OR OTHER NOMINEE, YOUR SHARES MAY NOT BE VOTED OR THEY MAY BE VOTED WITHOUT YOUR DIRECTION.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Meeting.  If you were a stockholder of record on the Record Date, you will retain your voting rights for the Meeting even if you sell shares after the Record Date.  Accordingly, it is important that you vote the shares you owned on the Record Date or grant a proxy to vote such shares, even if you sell some or all of your shares after the Record Date.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to the Company at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

VOTING PROCEDURE

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.  Any number of shareholders, even if less than a quorum may adjourn the meeting without further notice until a quorum is obtained.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter.  Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting.  However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted: (1) "FOR" the election of each of the nominees to the board of directors named on the following page, (2) "FOR" the resolution to ratify the appointment of Schwartz Levitsky Feldman LLP as independent auditors of the Company for the financial year ending April 30, 2008, (3) “FOR” the approval of the amendment of the Certificate of Incorporation and (4) "FOR" the approval of the amendment of the 2006 Stock Option Pan.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting.  If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors proposes that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified:  J.L. Guerra, Jr., Ronald K. Mann, Howard S. Barth, Kenneth J. Hill, and Robert E. Van Tassell.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees.  Although the board of directors anticipates that the five nominees will be available to serve as directors of Yukon Gold, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table sets out the names of the nominees, their positions and offices in the Company; principal occupations; and the period of time that they have been directors of the Company.

Name, and Current Position with the Company	Director Since	Background and Information
J.L. Guerra, Jr., Director, Chairman of the Board	November 2, 2005

Mr. Guerra has over twenty years of experience operating his own companies in the real estate brokerage, acquisition and development business in San Antonio, Texas.  His current projects include acquisition, planning and development of residential, golf and resort properties, specifically Canyon Springs in San Antonio, Texas.  Mr. Guerra also has experience with venture capital projects and has raised substantial capital for numerous projects in mining, hi-tech and other areas.  Mr. Guerra lives in San Antonio, Texas.  Mr. Guerra is 51 years old.

Ronald K. Mann Director, President and Chief Executive Officer	December 15, 2007

Effective as of December 15, 2007, the Board appointed Mr. Mann as President and Chief Executive Officer of the Company.  Also effective as of December 15, 2007, Mr. Mann was appointed to fill a vacancy on the board of directors.  Prior to joining Yukon Gold, Mr. Mann spent 25 years in the investment industry with an emphasis on mining and mining related companies in the last decade.  In the last three years Mr. Mann held an executive position at a Toronto-based asset manager/Merchant Bank involved extensively in Mining.  Mr. Mann is currently also a Director of Superior Canadian Resources Inc. (TSX-V: CAD) and has been a member of the Law Society of Upper Canada since 1977.  In the late 1980’s, Mr. Mann was Assistant General Manager Corporate Finance, Investment Bank, CIBC, as well as Vice President and Director with CIBC Securities Inc.  Mr. Mann is 57 years old.

Name, and Current Position with the Company	Director Since	Background and Information
Howard S. Barth, Director	May 11, 2005

Mr. Barth is an independent accountant with his own practice which he started in 1984 and subsequently expanded.  In his 25 years of public practice Mr. Barth has had direct involvement in a number of industries and is familiar with all aspects of accounting for small to medium sized businesses.  His diverse clientele includes businesses in the construction, retail, manufacturing, and restaurant sectors.  Since 1979 Mr. Barth has been a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants.  Mr. Barth is a former President and CEO of Yukon Gold.  He is also a director of Victory Nickel Inc., Nuinsco Resources Limited and Campbell Resources Inc.  Mr. Barth is 55 years old.

Robert E. Van Tassell, Director	May 30, 2005

Robert E. “Dutch” Van Tassell began his mining career with Giant Yellowknife Mines in 1956.  He retired as a mining executive in 1998 after a long and illustrious career in the industry.  Mr. Van Tassell is 72 years old.  He is also a director of Colombia Goldfields Ltd., Lexam Explorations Inc., Plato Gold Corp., Red Lake Resources and Rupert Resources Ltd.

Kenneth J. Hill, P. Eng. Director	December 15, 2004

Mr. Hill came to Yukon Gold with over forty years of experience in the mining industry.  Mr. Hill is a registered professional engineer and graduated with a degree in Geological Engineering from the Michigan Technological University.  He also holds a degree in Mining Technology from the Haileybury School of Mines.  Mr. Hill is the founder of ProMin Consulting Associates Inc., (“ProMin”) a Canadian company that provides independent consulting and project management services to the global minerals industry.  Prior to  establishing ProMin, Mr. Hill held senior positions involving mine design, mine development and mine operations with Inmet Mining Corp., Northgate Exploration Ltd., Dome Mines Ltd. (now Placer Dome Inc.) and J.S. Redpath Ltd.  Mr. Hill is 68 years old.  Mr. Hill is currently a director of First Metals Inc.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company appointed Schwartz Levitsky Feldman, LLP as independent auditors to audit the financial statements of the Company for the fiscal year ended April 30, 2007. This appointment was confirmed by a vote of shareholders held on January 19, 2007, and they have been appointed by the board of directors to continue as Yukon Gold’s independent auditor for the fiscal year ended April 30, 2008 and until the next annual meeting of shareholders.

Audit Fees:  The Company paid to Schwartz Levitsky Feldman, LLP audit and audit related fees of approximately $31,816 (CDN$36,200) in 2007 and $23,775 in 2006.

The Company paid $879 (CDN$1,000) to Schwartz Levitsky Feldman, LLP for tax services in 2007 but did not pay Schwartz Levitsky Feldman, LLP for tax services in 2006.

Although the appointment of Schwartz Levitsky Feldman, LLP is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending April 30, 2008.  In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the board of directors of Yukon Gold to select other auditors for the fiscal year ending April 30, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP AS YUKON GOLD’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2008.

PROPOSAL 3

PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION

On November 27, 2007 our board of directors adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the total authorized shares from 50,000,000 shares of common stock, par value $.001 (“Shares”) to 150,000,000 Shares.  Such increase would be effectuated by amending current Article Fourth of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to read as follows:

"The total number of shares of stock which this corporation shall have authority to issue is 150,000,000 shares of Common Stock, par value $0.001 per share."

The additional shares of common stock for which authorization is sought herein would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

As of the Record Date, 28,990,440 Shares were issued and outstanding.  Of the 50,000,000 Shares currently authorized by the Certificate of Incorporation, approximately 21,009,560 Shares are presently available for general corporate purposes.

PURPOSES AND EFFECTS OF THE AUTHORIZED SHARES AMENDMENT

The increase in authorized Shares is recommended by the board of directors in order to provide a sufficient reserve of Shares for future financings to fund exploration, development of our properties (if warranted), future acquisitions and general corporate purposes.  Such additional authorized Shares would be available for issuance at the discretion of the board of directors without further stockholder approval (subject to certain provisions of state law).

The board of directors does not intend to issue any Shares or securities convertible into Shares except on terms that the board of directors deems to be in best interests of the Company and its stockholders.  We have no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional Shares to be authorized by the proposed amendment to the Certificate of Incorporation.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to amend the Certificate of Incorporation is not in response to any effort of which we are aware to accumulate our stock or obtain control of the Company, nor is it part of a plan by Management to recommend a series of similar amendments to the board of directors and shareholders.

REQUIRED APPROVAL

BE IT RESOLVED THAT:

(a)

The Amendment to the Certificate of Incorporation of the Company attached to the 2008 Proxy Statement as [Exhibit “B”] is hereby adopted

(b)

Any officer or director of the Company is hereby authorized to execute all documents and file in the State of Delaware such documents, including an amendment to the Company’s Certificate of Incorporation, and to do all acts and things necessary or advisable to give effect to this resolution."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

PROPOSAL 4

AMENDMENT TO THE COMPANY’S 2006 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSAUNCE THEREUNDER

INTRODUCTION

On November 27, 2007 the board of directors adopted, subject to stockholder approval, an amendment to the Company’s current stock option plan (the "2006 Stock Option Plan") to increase the number of shares of common stock (“Shares”) reserved for issuance under the 2006 Stock Option Plan from 2,000,000 to 2,899,044. All other provisions of the 2006 Stock Option Plan will remain in full force and effect. The main features of the 2006 Stock Option Plan are described under “OVERVIEW OF 2006 STOCK OPTION PLAN.”

PURPOSE AND EFFECTS OF THE PROPOSAL

As of January 3, 2008 (the “Record Date”), the aggregate number of Shares that could be issued under the 2006 Stock Option Plan is 2,000,000 Shares.

The 2006 Stock Option Plan has “re-loading” features that serve to increase, from time to time, the number of Shares reserved for issuance under certain circumstances.  For example, any Shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised, shall again be available for subsequent grant under the 2006 Stock Option Plan.

Currently, 1,025,000 Shares are subject to outstanding options granted under the 2006 Stock Option Plan and 975,000 Shares remain available for issuance under the 2006 Stock Option Plan.  Even with the re-loading features described above, the board of directors does not believe that the Company has an adequate number of Shares reserved for issuance under the 2006 Stock Option Plan to provide the flexibility it needs to attract management talent and adequately compensate the Company’s management.  The board of directors has recommended that the number of Shares reserved for issuance under the 2006 Stock Option Plan be increased to 2,899,044 Shares.

The additional Shares will allow the continuation of the Company’s policy of providing incentive awards in the form of stock options to eligible persons under the 2006 Stock Option Plan.  These awards provide a means for key employees and directors and officers of the Company to increase their personal financial interest in the Company, stimulating the efforts of these persons and strengthening their desire to remain with the Company.  We note, however, that authorizing the additional Shares under the 2006 Stock Option Plan may cause dilution to the Company’s current stockholders.

In accordance with the requirements of the Toronto Stock Exchange (“TSX”), the shareholders of the Company are required to approve the amendment to the 2006 Stock Option Plan by a majority of the votes cast at the Meeting. In the event the board of directors determines to further increase the maximum number of Shares subject to the 2006 Stock Option Plan, such increase will be subject to the further approval of the Company’s shareholders. In the event that the resolution approving the amendment to the 2006 Stock Option Plan is not passed by the requisite number of votes cast at the Meeting, the maximum number of Shares reserved for issuance under the 2006 Stock Option Plan will remain at 2,000,000.

REQUIRED APPROVAL

BE IT RESOLVED THAT:

(a)

The shares of common stock reserved for issuance under the Company’s 2006 Stock Option Plan be increased from 2,000,000 to 2,899,044.

(b)

Any officer or director of the Company is hereby authorized to execute all documents and to do all acts and things necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such act or thing being conclusive evidence of such determination.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL AMEND THE COMPANY’S 2006 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the Record Date there were 28,990,440 shares of our common stock (the “Common Stock”), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control of 5% or more of the outstanding voting rights are:

Name and Address Of Beneficial Owner	Number of Shares of Common Stock	Percentage of Class Held
J L. Guerra, Jr. 1611 Greystone Ridge San Antonio, TX USA 78258	2,260,854	7.80% of Yukon Gold Common Shares

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting.  For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by:

Name and Address Of Beneficial Owner	Number of Shares of Common Stock	Percentage of Class Held
Ronald K. Mann 18 Yorkville Avenue, Suite No. 1602 Toronto, Ontario M4Y 2N6	50,000	0.17% of Yukon Gold Common Shares
Kenneth J. Hill 2579 Jarvis Street Mississauga, ON L5C 2P9	0	0% of Yukon Gold Common Shares
Rakesh Malhotra 5658 Sparkwell Drive Mississauga, ON L5R 3N9	0	0% of Yukon Gold Common Shares
Robert E. Van Tassell 421 Riverside Drive N.W. High River AB T1V 1T5	0	0% of Yukon Gold Common Shares

Name and Address Of Beneficial Owner	Number of Shares of Common Stock	Percentage of Class Held
Lisa Rose 4-6780 Formentera Ave. Mississauga, ON L5N 2L1	0	0% of Yukon Gold Common Shares
Jose L. Guerra, Jr. 1611 Greystone Ridge San Antonio, TX USA 78258	2,260,854	7.80% of Yukon Gold Common Shares
Howard Barth 16 Sycamore Drive Thornhill, ON L3T 5V4	5,500	0.02% of Yukon Gold Common Shares
Paul A. Gorman Former Director and CEO 1308 Roundwood Cres. Oakville, ON L6M 4A2	114,900	0.40% of Yukon Gold Common Shares
Cletus J. Ryan Vice President, Corporate Development 178 Weybourne Rd. Oakville, ON L6K 2T7	5,000	0.02% of Yukon Gold Common Shares
TOTAL	2,436,254	8.41%

As a group Management and the Directors own 8.41% of the issued and outstanding shares of Yukon Gold.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s  directors, executive officers and persons who own more than 10% of a registered class of Yukon Gold’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Yukon Gold with copies of all Section 16(a) reports they file.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the executive officers of Yukon Gold as of the Record Date:

Name	Age	Position	Position Held Since
J.L. Guerra, Jr.	51	Director, Chairman of the Board	November 2, 2005, July 11, 2006
Howard S. Barth	55	Director	May 11, 2005
Kenneth J. Hill	68	Director	December 15, 2004
Robert E. Van Tassell	72	Director (2)	May 30, 2005
Ronald K. Mann	57	President, Chief Executive Officer, and Director (1)	December 20, 2007

Name	Age	Position	Position Held Since
Rakesh Malhotra	51	Chief Financial Officer	November 2, 2005
Lisa Rose	33	Secretary (3)	September 7, 2005
Cletus Ryan	44	Vice-President, Corporate Development	December 20, 2007

(1)

Mr. Mann was appointed the President of the Company’s wholly owned subsidiary, Yukon Gold Corp., an Ontario corporation (“YGC”), on January __, 2008.

(2)

Mr. Hill is also a director of YGC.

(3)

Mrs. Rose was appointed Secretary of YGC on August 20, 2007.

All of the officers identified above serve at the discretion of the board of directors. The board of directors have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Yukon Gold.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended April 30, 2007, the board of directors held 12 directors’ meetings. All other matters which required board approval were consented to in writing by all of the Company’s directors.

Identification of the Audit Committee

The members of the Audit Committee have been appointed by the board of directors.  The Audit Committee is governed by a charter that was approved and adopted by the board of directors. The Audit Committee will be comprised of at least three (3) independent directors.  During fiscal year 2007 there were four meetings held by the Audit Committee.

As of April 30, 2007, the Audit Committee consisted of three directors.  They were Robert Van Tassell, J.L. Guerra, Jr., and Chet Idziszek.  Mr. Guerra, Mr. Van Tassell and Mr. Idziszek were independent directors who hold stock and/or stock options in the Company but are not otherwise compensated by the Company.  Mr. Idziszek resigned from the board of directors as of October 22, 2007.  There were no disagreements between the Company and Mr. Idziszek with regards to the Companies operations, policies or procedures.  On December 12, 2006, Howard Barth was appointed to the Audit Committee.

Pursuant to its charter, the Audit Committee reviews our quarterly and annual financial statements and meets with our independent auditors at least annually to review financial results for the year, as reported in Yukon Gold’s financial statements.  The Audit Committee also recommends to the board the independent auditors to be retained; reviews the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assists and interacts with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and reviews and approves all professional services provided to the Company by the independent auditors and considers the possible effect of such services on the independence of the auditors.

Pursuant to its charter, the Audit Committee will make such examinations, as are necessary to monitor the corporate financial reporting and the external audits of Yukon Gold Corporation, Inc. and its subsidiaries (the "Company"), to provide to the board of directors the results of its examinations and recommendations derived their work to outline to the board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the board such additional information and materials as it may deem necessary to make the board aware of significant financial matters that require board attention.  In addition, the Audit Committee will undertake those specific duties and responsibilities as the board of directors from time to time prescribe.

Compensation Committee

The Compensation Committee consists of J.L. Guerra, Jr., Kenneth J. Hill, and Robert Van Tassell.  The Compensation Committee was created on October 24, 2006.  To date, they have held two meetings.   The Compensation Committee is responsible for reviewing and establishing the compensation paid to officers and employees of the Company.

Other Committees

Yukon Gold currently does not have any other committees.

EXECUTIVE COMPENSATION

The following table shows the compensation paid during the last three fiscal years ended April 30, 2007, 2006 and 2005 for the Chief Executive Officer, the Chief Financial Officer and the next four most highly compensated officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year April 30,	Annual Compensation			Long-Term Compensation			All Other Compensation ($)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Awards		Payout
					Restricted Stock Award(s) ($)	Securities Underlying Options/SAR Granted (#)	LTIP Payouts ($)
Ronald Mann, President and CEO (1)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Kenneth Hill Former President and CEO (2)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	36,230 14,755 Nil	Nil Nil Nil	Nil 150,000 250,000	Nil Nil Nil	Nil Nil Nil
W. Warren Holmes, Former CEO (3)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil 250,000	Nil Nil Nil	Nil Nil Nil
Rakesh Malhotra CFO (4)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	45,603 15,107 Nil	Nil Nil Nil	Nil 250,000 Nil	Nil Nil Nil	Nil Nil Nil
Rene Galipeau Former CFO (5)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil 250,000 Nil	Nil Nil Nil	Nil Nil Nil
Lisa Rose Corporate Secretary (6)	2007 2006 2005	48,901 25,858 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil 76,000 Nil	Nil Nil Nil	Nil Nil Nil

Name and Principal Position	Year April 30,	Annual Compensation			Long-Term Compensation			All Other Compensation ($)
					Awards		Payout
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SAR Granted (#)	LTIP Payouts ($)
Paul Gorman Former CEO (7)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	123,016 34,440 Nil	Nil Nil Nil	250,000 200,000 Nil	Nil Nil Nil	Nil Nil Nil
Howard S. Barth Former President & CEO (8)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	49,610 Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Cletus Ryan Vice President Corporate Development (9)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

1. Mr. Mann became President and CEO on December 20, 2007.  He received no compensation in the year ended April 30, 2007.

2. Mr. Hill became President and CEO of the Company following the resignation of both, W. Warren Holmes as CEO and Brian Robertson as President, on January 17, 2006. Mr. Hill resigned as President & CEO on June 29, 2006 as was replaced by Howard Barth.  Mr. Hill became the Vice-President, Mining Operations on June 29, 2006 and resigned that position on December 18, 2006.  Mr. Hill remains a director of the Company.

3. Mr. Holmes’ stock options expired on December 15, 2006.

4. Mr. Malhotra became the Chief Financial Officer of the Company following the resignation of Rene Galipeau on November 17, 2005.

5. Mr. Galipeau’s stock options expired on December 15, 2006.

6. Mrs. Rose became Corporate Secretary of the Company on September 7, 2005.

7. Mr. Gorman became Vice-President, Corporate Development of the Company on November 7, 2005.  On October 24, 2006 Mr. Howard Barth resigned as President and CEO and was replaced by Mr. Gorman as CEO.  On December 13, 2007 Mr. Gorman resigned as CEO and as a director of the Company.

8. Mr. Barth became President and CEO following the resignation of Mr. Hill on June 29, 2006.  Mr. Barth resigned as President and CEO on October 24, 2006 and was replaced by Mr. Gorman as CEO.

9. Mr. Ryan became Vice President, Corporate Development on December 18, 2007.  He received no compensation in the year ended April 30, 2007.

(b)

Long Term Incentive Plan (LTIP Awards)

The Company does not have a long term incentive plan, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities), was paid or distributed to any executive officers during the three most recent completed years.

(c)

Options and Stock Appreciation Rights (SARs)

OPTIONS/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

Stock options granted to the named executive officers during the fiscal year ended April 30, 2007 are provided in the table below:

Name	Securities Under Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal year (1)
			Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options/SARs on the Date of Grant ($/Security)	Expiration Date
Paul A. Gorman, Former CEO	250,000	62.5%	$0.43	$0.41	March 20, 2012

(1)

Based on total number of options granted to directors/officers/consultants of the Company pursuant to the 2006 Stock Option plan during the fiscal year ended April 30, 2007.

During the fiscal year ended April 30, 2007 there has been no re-pricing of stock options held by any Named Executive Officer

OPTIONS/SAR EXERCISED DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

The following table provides detailed information regarding options exercised by the named executive officers during the fiscal year ended April 30, 2007 and options held by the named executive officers as at April 30, 2007.

Name and Principal Position	Shares acquired on Exercise (#)	Value Realized ($)	# of shares underlying options at year end
Kenneth J. Hill Former President and CEO	0	N/A	400,000
Howard S. Barth Former President & CEO	0	N/A	240,000
Rakesh Malhotra CFO	0	N/A	250,000
Brian Robertson Former President	50,000	$37,500	NIL
Lisa Rose Corporate Secretary	24,000	$18,000	76,000
Paul A. Gorman Former CEO	0	N/A	498,000

On January 19, 2007, the shareholders of the Company approved, subject to regulatory approval, the extension of 2,064,000 options held by all current officers, directors, consultants and employees in the 2003 Stock Option Plan and the adding of an additional 2,000,000 common shares of stock to the 2006 Stock Option Plan. The TSX approved the 2006 Stock Option plan on March 9, 2007.

d) Compensation of Directors

Directors are not paid any fees in their capacity as directors of the Company.  The directors are entitled to participate in the Company’s stock option plan.  During the year ended April 30, 2007, certain directors were granted options as per the following details:

Mr. Barth’s remaining 240,000 stock option expiry date was extended from June 28, 2007 to June 28, 2010.

Mr. Van Tassell’s 250,000 stock option expiry date was extended from June 28, 2007 to June 28, 2010.

Mr. Guerra, Jr.’s 250,000 stock option expiry date was extended from December 13, 2007 to December 13, 2010.

Mr. Idziszek’s 250,000 stock option expiry date was extended from December 13, 2007 to December 13, 2010.  Mr. Idziszek’s 250,000 stock options were rescinded upon his resignation October 22, 2007.

Mr. Hill’s 250,000 stock option expiry date was extended from December 15, 2006 to December 15, 2009.  His 150,000 stock option expiry date was extended from January 20, 2008 to January 20, 2011.

Mr. Gorman’s 48,000 stock option expiry date was extended from January 5, 2007 to January 5, 2010.  His 200,000 stock option expiry date was extended from December 13, 2007 to December 13, 2010.  Mr. Gorman’s 48,000 stock options  and 200,000 stock options were rescinded upon his resignation December 13, 2007.

On March 20, 2007 the board of directors granted options to Mr. Gorman to acquire 250,000 shares, to vest at the rate of 1/24 per month and can be exercised over a period of five (5) years. The exercise price was set at $0.43 (CDN $0.50) per share. These options were granted under the Company’s 2006 stock option plan.

Other Arrangements

None of the directors of the Company were compensated in their capacity as a director by the Company and its subsidiary during the fiscal year ended April 30, 2007 pursuant to any other arrangement.

Indebtedness of Directors and Executive Officers

None of the directors or executive officers of the Company was indebted to the Company or its subsidiary during the fiscal year ended April 30, 2007, including under any securities purchase or other program.

OVERVIEW OF 2006 STOCK OPTION PLAN

The Company’s initial stock option plan was adopted in October of 2003 (the “2003 Stock Option Plan”).  The 2006 Stock Option Plan was adopted by the board of directors, subject to shareholder approval, in November 2006 and approved by shareholders of the Company in January 2007. The Directors of the Company resolved that the 2003 Stock Option Plan will continue to be in effect; however, no new options will be issued thereunder.

Up to 5,000,000 common shares ("Shares") of the Company are reserved for issuance under the 2003 Stock Option Plan, of which options to acquire an aggregate of 3,618,000 Shares have been granted as of the date of this Proxy Statement.  Of the 3,618,000 Shares under option, __________ options have been rescinded and _________ options have been exercised since the date of grant.

The purpose of the 2006 Stock Option Plan is to develop and increase the interest of certain Eligible Participants (as defined below) in the growth and development of the Company by providing them with the opportunity to acquire a proprietary interest in the Company through the grant of options ("Stock Options") to acquire Shares.

Under the 2006 Stock Option Plan, Stock Options are granted to Eligible Participants or to any registered savings plan established for the sole benefit of an Eligible Participant or any company which, during the currency of an option, is wholly-owned by an Eligible Participant. The term “Eligible Participant” includes directors, senior officers and employees of the Company or an Affiliated Entity (as defined below) and any person engaged to provide services under a written contract for an initial, renewable or extended period of twelve months or more (a “Consultant”), other than services provided in relation to a distribution of securities, who spends or will spend a significant amount of time on the business and affairs of the Company and who is knowledgeable about the business and affairs of the Company. An “Affiliated Entity” means a person or company that is controlled by the Company.

The 2006 Stock Option Plan is administered by the board of directors of the Company or, in the board of directors’ discretion, by a committee appointed by the board of directors for that purpose.

Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of Shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 Shares ("Total Shares") representing approximately 6.9% of the currently issued and outstanding Shares. Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of Shares available for grant under the 2006 Stock Option Plan. Any Shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

Under the 2006 Stock Option Plan, at no time shall: (i) the number of Shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares; (ii) the number of Shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding Shares. In addition, the number of Shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding Shares.

The purchase price (the “Price”) per Share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the Shares have not traded on the TSX or another stock exchange for an extended period of time, the “market price” will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which an option may be exercised by the Eligible Participant.

Options shall not be granted for a term exceeding ten years (or such shorter or longer period as is permitted by the TSX) (the “Option Period”). Options may be exercised by an Eligible Participant in whole at any time, or in part from time to time, during the Option Period, subject to the provisions of the 2006 Stock Option Plan. Options granted under the 2006 Stock Option Plan may be assigned or otherwise transferred by a participant pursuant to a will, or by the laws of descent and distribution, or as otherwise permitted under the 2006 Stock Option Plan. Options granted under the 2006 Stock Option Plan may vest at the discretion of the board of directors of the Company or committee, as applicable.

The directors of the Company or committee, as applicable, may from time to time amend the 2006 Stock Option Plan, without further approval of the shareholders of the Company, subject to pre-clearance with the TSX and compliance with the rules of the TSX and any other regulatory authority having jurisdiction over the securities of the Company, to the extent that such amendments relate to:

(a)

altering, extending or accelerating the terms of vesting applicable to any Stock Options;

(b)

altering the terms and conditions of vesting applicable to any Stock Options;

(c)

extending the term of Stock Options held by a person other than a person who, at the time of the extension, is an insider of the Company, provided that the term does not extend beyond ten years from the date of grant;

(d)

reducing the exercise price of Stock Options held by a person other than a person who, at the time of the reduction, is an insider of the Company, provided that the exercise price is not less than the market price at the time of the reduction;

(e)

accelerating the expiry date in respect of Stock Options;

(f)

determining the adjustment provisions in accordance with the Stock Option Plan;

(g)

amending the definitions contained within the Plan;

(h)

amending or modifying the mechanics of exercise of the Stock Options; or

(i)

amendments of a "housekeeping" nature.

The directors of the Company or committee, as applicable, may terminate the 2006 Stock Option Plan subject to pre-clearance with the TSX and compliance with the rules of the TSX and any other regulatory authority having jurisdiction over the securities of the Company.

In the event of the death of a participant prior to an option’s expiry date, the option may be exercised by the legal representatives of such participant at any time up to and including the date which is the first anniversary of the date of death of such participant or the expiry date of such option, whichever is the earlier, after which the option shall in all respects cease and terminate. In the event a participant is discharged as an employee or senior officer of the Company or an Affiliated Entity by reason of a wilful and substantial breach of such participant’s employment duties, all options granted to such participant under the 2006 Stock Option Plan which are then outstanding (whether vested or unvested) shall cease and terminate in accordance with the provisions of the 2006 Stock Option Plan. In the event of a termination of employment or engagement of a participant (including the expiry of an agreement or engagement between the Company and a Consultant) other than in the event of death, such participant may exercise each option then held by such participant under the 2006 Stock Option Plan at any time up to and including the 90th day (or such later date as the board of directors or committee in its sole discretion may determine) following the effective date upon which the participant ceases to be an Eligible Participant or the expiry date of such option, whichever is earlier, after which the option shall in all respects cease and terminate.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Reorganization of Officers and Directors

On December 15, 2007, the Company entered into a consulting agreement with Ronald K. Mann pursuant to which Mr. Mann was retained as Yukon Gold’s Chief Executive Officer and President.  The consulting agreement has a one year term commencing as of December 15, 2007 and automatically renews thereafter, unless terminated pursuant to the terms of the agreement or not renewed by the board.  Mr. Mann will receive an annual base consulting fee of CDN$150,000.  In addition, Mr. Mann received 500,000 options to purchase Shares (the “Mann Options”).  The Mann Options have a term of 5 years and an exercise price equal to the fair market value of the Company’s Shares on the date of issuance.  Of the total options granted, 250,000 of the Mann Options were fully vested upon issuance, with the remaining 250,000 vesting 6 months from the date of issuance.

On December 18, 2007, the Company entered into a consulting agreement with Cletus Ryan pursuant to which Mr. Ryan became Yukon Gold’s Vice-President, Corporate Development. The consulting agreement has a six-month term commencing as of December 18, 2007 and automatically renews thereafter, unless terminated pursuant to the terms of the agreement or not renewed by the board.  Mr. Ryan will receive an annual base consulting fee of CDN$120,000.  In addition, Mr. Ryan received 200,000 options to purchase Shares (the “Ryan Options”).  The Ryan Options have a term of 5 years and an exercise price equal to the fair market value of the Company’s Shares on the date of issuance.  The Ryan Options were fully vested as of the date of issuance.

Yukon Gold accepted the resignation of Paul A. Gorman as Chief Executive Officer and as a director on December 13, 2007.  There were no disagreements between the Company and Mr. Gorman with respect to the Company’s operations, policies or practices.

Yukon Gold accepted the resignation of Chester (Chet) Idziszek as of October 22, 2007. There were no disagreements between the Company and Mr. Idziszek with respect to the Company’s operations, policies or practices.

On October 24, 2006, Paul A. Gorman became the Chief Executive Officer of the Company following the resignation by Howard S. Barth as Chief Executive Officer and President.  Prior to becoming the Company’s Chief Executive Officer, Mr. Gorman was the Company’s Vice President – Corporate Development (as of November 7, 2005).  There were no disagreements between the Company and Mr. Barth with respect to the Company’s operations, policies or practices.  Mr. Barth is a director of the Company.

As of June 29, 2006, Kenneth J. Hill resigned as President and CEO of the Company and was replaced by Howard S. Barth as President and CEO.  Mr. Hill became Vice President – Mining Operations of the Company and remained as a director.  There were no disagreements between the Company and Mr. Hill with respect to the Company’s operations, policies or practices.  Mr. Hill, who had been a director beginning as of December 15, 2004, was appointed to fill the position of President and CEO as of January 17, 2005 following the resignation of W. Warren Holmes as CEO and the resignation of Brian Robertson as President.

Yukon Gold accepted the resignation of W. Warren Holmes as a director and Chairman of the board of directors and his resignation as a director and officer of the Company’s wholly-owned subsidiary, Yukon Gold Corp., an Ontario corporation, in each case effective as of July 11, 2006.  As of that date, J.L. Guerra, Jr. became Chairman of the board of directors of the Company.  There were no disagreements between the Company and Mr. Holmes with respect to the Company’s operations, policies or practices.

As of November 17, 2005, Rene Galipeau resigned as a director and as the Chief Financial Officer of the Company.  He was appointed to that position as of May 11, 2005.  His position as Chief Financial Officer was filled by Rakesh Malhotra.  The vacancy on the board was filled by the appointment of Chet Idziszek.   There were no disagreements between the Company and Mr. Galipeau with respect to the Company’s operations, policies or practices.

As of November 2, 2005, J.L. Guerra, Jr. was appointed to fill a vacancy on the board of directors of the Company.

As of September 7, 2005, Lisa Rose (formerly Lisa Lacroix) was appointed to the position of Corporate Secretary.

As of May 30, 2005, Richard Ewing resigned as a director of the Company.  There were no disagreements between the Company and Mr. Ewing with respect to the Company’s operations, policies or practices.  Robert (“Dutch”) Van Tassell was appointed to fill the vacancy on the board of directors left by Mr. Ewing as of May 30, 2005.

As of May 11, 2005, Stafford Kelley resigned as a director and as Secretary-Treasurer of the Company.  There were no disagreements between the Company and Mr. Kelley with respect to the Company’s operations, policies or practices.  Howard Barth was appointed to fill the vacancy on the board left by the departure of Mr. Kelley on May 11, 2005.

Of our five directors, two directors are independent.  They are J.L. Guerra, Jr. (Chairman) and Robert E. Van Tassell.

Mr. Mann and Mr. Ryan each have a consulting agreement with the Company. Mr. Malhotra is compensated as a consultant through his wholly-owned company.  Their compensation is disclosed in “EXECUTIVE COMPENSATION.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

For the fiscal year ended April 30, 2007

The Company and its subsidiary expensed a total of $36,230 (CDN$41,223) in consulting fees to a corporation controlled by Kenneth J. Hill, a director of the Company.  In addition the Company paid $123,016 to a corporation controlled by Paul Gorman, the Company’s former CEO and $45,603 to Rakesh Malhotra, the Company’s Chief Financial Officer.  The Company paid a total of $49,610 (CDN$55,650) in consulting fees to Howard S. Barth, who served as the Company’s President and CEO.

For the fiscal year ended April 30, 2006

The Company and its subsidiary expensed a total of $14,755 (CDN $17,500) in consulting fees to a corporation controlled by Kenneth J. Hill, a director of the Company.  In addition the Company paid a total of $49,547 (CDN $57,170) to a corporation controlled by Paul Gorman, who was then the Company’s Vice President, Corporate Development and to Rakesh Malhotra, the Company’s Chief Financial Officer.  The Company issued 12,168 common share units @ $0.55 per unit in settlement of a prior year accounts payable for the services rendered by Brian Robertson, a former president of the Company.

The directors participated in private placements during the year as follows:

J.L. Guerra, Jr., a director of the Company, subscribed for 490,909 common share units @$0.55 per unit.

W. Warren Holmes, a former director of the Company, subscribed for 149,867 common share units @$0.55 per unit.

OTHER MATTERS

Yukon Gold knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

All proposals by stockholders of the Company which are intended to be presented at the Company’s next Annual Meeting of Stockholders to be held (the “2008 Annual Meeting of Stockholders”) must be received by the Company for inclusion in the Company’s proxy statement and proxy relating to that meeting no later than August 1, 2008.  Any stockholder who desires to bring a proposal at the Company’s 2008 Annual Meeting of Stockholders without including such proposal in the Company’s proxy statement must deliver written notice thereof to the Secretary of the Company (addressed to Yukon Gold Corporation, Inc, 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, Canada) during the period from August 1, 2008 to September 1, 2008.  However, if the Company’s 2008 Annual Meeting of Stockholders is held earlier than October 15, 2008 or later than October 31, 2008, such written notice must be delivered to the Secretary of the Company during the period from 90 days before the date of the 2008 Annual Meeting of Stockholders to the later of 60 days prior to the date of the 2008 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2008 Annual Meeting of Stockholders.

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2008 Annual Meeting of Stockholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Delaware corporate law

ANNUAL REPORT

A copy of Yukon Gold’s Annual Report for the year ended April 30, 2007 (audited), Quarterly Report for the quarter ended July 31, 2007 (unaudited), and Quarterly Report for the quarter ended October 31, 2007 (unaudited) accompany this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

______________________________________
Ronald K. Mann
President and Chief Executive Officer

YUKON GOLD CORPORATION, INC.

PROXY FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 21, 2008

The undersigned, revoking prior proxies, hereby appoints Ronald K. Mann and Lisa Rose, or failing either of them, _______________ Proxies with several powers of substitution, to vote all of the shares of stock of Yukon Gold Corporation, Inc. (“Yukon Gold”) owned by the undersigned and entitled to vote at the Annual and Special Meeting of Shareholders of Yukon Gold to be held at the Toronto Board of Trade, 1 First Canadian Place, Toronto, Ontario at_8:00 am. (Eastern Standard Time) on, February 21, 2008 or at any postponement or adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given on these proposals, this proxy card will be voted “FOR” Item 1, “FOR” Item 2, “FOR” Item 3, “FOR” Item 4 and will be voted in accordance with the proxy’s best judgment as to any other matters.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

Please sign this proxy exactly as your name or names appears hereon.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

________________________________________________

Print Name(s)

________________________________________________

Signature

________________________________________________

Signature of joint owner, if any

Date: ____________________________________________

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example [x]

ITEM 1

To Elect Board Members:  To withhold authority to vote for any individual nominee(s) mark the “for All Except and write the nominee number(s) on the line provided

1. J.L. Guerra, Jr.	2. Howard S. Barth	3. Ronald K. Mann
4. Robert E. Van Tassell	5. Kenneth J. Hill

[ ]	[ ]	[ ]
FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT ___________________

ITEM 2

To approve Schwartz Levitsky Feldman, LLP as the independent auditors of the Company for the financial year ending April 30, 2008

[ ]	[ ]	[ ]
FOR	WITHHOLD	ABSTAIN

ITEM 3

To approve the proposal to amend the Certificate of Incorporation of the Company

[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN

ITEM 4

To approve the proposal to amend the Company’s 2006 Stock Option Plan to  increase the number of shares of the Company’s common stock available for issuance thereunder

[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Notes:

1.

Shareholders may vote at the Meeting either in person or by proxy. A proxy should be dated and signed by the shareholder or by the shareholder’s attorney authorized in writing. If not dated, this proxy shall be deemed to bear the date on which it was mailed by the management of the Company.

2.

You have the right to appoint a person other than as designated herein to represent you at the Meeting either by striking out the names of the persons designated above and inserting such person’s name in the blank space provided or by completing another proper form of proxy and, in either case, delivering the completed proxy to Equity Transfer & Trust Company in the envelope provided.

3.

The common shares represented by this proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for. In the absence of direction, this proxy will be voted for each of the matters referred to herein.

4.

A completed proxy must be delivered to Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting or the time of any adjournment or postponement thereof.

EXHIBIT A

1. Report for the three and six months ended October 31, 2007 (unaudited)

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
INTERIM CONSOLIDATED FINANCIAL STATEMENTS
OCTOBER 31, 2007
(Amounts expressed in US Dollars)
(Unaudited-Prepared by Management)

TABLE OF CONTENTS

Page No

Interim Consolidated Balance Sheets as of October 31, 2007 and April 30, 2007	1-2

Interim Consolidated Statements of Operations for the six months and three months ended October 31, 2007 and October 31, 2006	3

Interim Consolidated Statements of Cash Flows for the six months ended October 31, 2007 and October 31, 2006	4

Interim Consolidated Statements of Changes in Stockholders’ Equity for the six months ended October 31, 2007 and the year ended April 30, 2007	5-7

Condensed Notes to Interim Consolidated Financial Statements	8-21

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Company)
Interim Consolidated Balance Sheets
As at October 31, 2007 and April 30, 2007
(Amounts expressed in US Dollars)
(Unaudited)

ASSETS

	October 31,	April 30,
	2007	2007
	$	$
CURRENT ASSETS

Cash and cash equivalents	574,620	936,436
Prepaid expenses and other (note 10)	787,389	464,371
Exploration Tax Credit Receivable (note 4)	567,868	483,258
Short-term investment in available-for-sale securities (note 9)	210,000	–
Restricted Deposit	–	17,889
	2,139,877	1,901,954

RESTRICTED CASH (note 5)	–	2,266,602
PROPERTY, PLANT AND EQUIPMENT	100,488	56,551

	2,240,365	4,225,107

See condensed notes to the interim consolidated financial statements.

APPROVED ON BEHALF OF THE BOARD

/s/ Kenneth J. Hill
Kenneth J. Hill, Director

/s/ J.L. Guerra, Jr
J.L. Guerra, Jr., Director

1

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Company)
Interim Consolidated Balance Sheets
As at October 31, 2007 and April 30, 2007
(Amounts expressed in US Dollars)
(Unaudited)

LIABILITIES
	October 31,	April 30,
	2007	2007
	$	$

CURRENT LIABILITIES

Accounts payable and accrued liabilities (note 11)	190,571	260,134
Other Liability (note 12)	35,381	–
Obligation under Capital Leases	2,937	2,812
Total Current Liabilities	228,889	262,946

Long –Term Portion of:
Obligation under Capital Lease	9,705	9,137

TOTAL LIABILITIES	238,594	272,083

SHAREHOLDERS’ EQUITY

CAPITAL STOCK	2,547	2,288

ADDITIONAL PAID-IN CAPITAL	12,128,784	10,949,726

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	277,695	(63,608)

DEFICIT, ACCUMULATED DURING THE EXPLORATION STAGE	(10,407,255)	(6,935,382)

	2,001,771	3,953,024

	2,240,365	4,225,107

See condensed notes to the interim consolidated financial statements.

2

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Company)
Interim Consolidated Statements of Operations
For the six months and three months ended October 31, 2007 and October 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

		For the	For the	For the	For the
		six months	six months	three months	three months
	Cumulative	ended	ended	ended	ended
	since	October 31,	October 31,	October 31,	October 31,
	inception	2007	2006	2007	2006

	$	$	$	$	$
OPERATING EXPENSES

General and administration	4,572,175	466,973	1,163,024	392,087	609,342
Project expenses	6,806,615	2,997,811	1,695,854	2,023,086	823,967
Exploration Tax Credit	(605,716)	–	–	–	–
Amortization	25,023	7,089	6,307	4,156	3,149
Loss on sale/disposal of capital assets	5,904	–	–	–	–
			_
TOTAL OPERATING EXPENSES	10,804,001	3,471,873	2,865,185	2,419,329	1,436,458

LOSS BEFORE INCOME TAXES	(10,804,001)	(3,471,873)	(2,865,185)	(2,419,329)	(1,436,458)

Income taxes recovery	396,746	–	–	–	–

NET LOSS	(10,407,255)	(3,471,873)	(2,865,185)	(2,419,329)	(1,436,458)

Loss per share – basic and diluted		(0.14)	(0.17)	(0.09)	(0.08)

Weighted average common shares outstanding		23,999,421	17,151,588	25,078,649	17,646,550

See condensed notes to the interim consolidated financial statements.

3

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Company)
Interim Consolidated Statements of Cash Flows
For the six months ended October 31, 2007 and October 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

		For the	For the
		six months	six months
	Cumulative	ended	ended
	since	October 31,	October 31,
	inception	2007	2006
	$	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	(10,407,255)	(3,471,873)	(2,865,185)
Items not requiring an outlay of cash:
Amortization	25,023	7,089	6,307
Loss on sale/disposal of capital assets	5,904	–	–
Registration rights penalty expense	188,125	–	–
Shares issued for property payment	525,339	57,252	53,845
Common shares issued for Settlement of severance liability to ex-officer	113,130	–	113,130
Stock-based compensation	872,778	196,259	170,646
Issue of shares for professional services	852,523	–	438,759
Issue of units against settlement of debts	20,077	–	–
Increase in prepaid expenses and deposits	(788,305)	(215,720)	(699,319)
Increase in exploration tax credit receivable	(567,868)	–	–
Increase (Decrease) in accounts payable and accrued liabilities	190,081	(100,404)	(48,169)
Decrease in restricted cash	–	2,266,602	118,275
Decrease in restricted deposit	–	17,889	–
Increase in other liabilities	35,581	35,381	–

NET CASH USED IN OPERATING ACTIVITIES	(8,934,867)	(1,207,525)	(2,711,711)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(122,258)	(41,520)	(1,437)
Investment in available for sale securities	(250,000)	(250,000)	–
Sale of available for sale securities	140,000	140,000	–

NET CASH USED IN INVESTING ACTIVITIES	(232,258)	(151,520)	(1,437)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments from a shareholder	1,180	–	–
Proceeds from demand promissory notes	200,000	–	–
Proceeds from Convertible promissory notes converted	200,500	–	–
Proceeds from exercise of stock options	61,000	–	18,000
Proceeds from exercise of warrants-net	450,309	–	–
Proceeds from subscription of warrants-net	525,680	–	425,497
Proceeds from issuance of units /shares-net	8,114,808	925,807	862,978
Proceeds (Repayments) from capital lease obligation	11,069	(880)	(1,489)

NET CASH PROVIDED BY FINANCING ACTIVITIES	9,564,546	924,927	1,304,986

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES	177,199	72,302	(40,582)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS FOR THE YEAR	574,620	(361,816)	(1,448,744)

Cash and cash equivalents, beginning of year	–	936,436	2,412,126

CASH AND CASH EQUIVALENTS, END OF PERIOD	574,620	574,620	963,382

INCOME TAXES PAID		–	–

INTEREST PAID		–	–

See condensed notes to the interim consolidated financial statements.

4

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Company)
Interim Consolidated Statements of Changes in Stockholders’ Equity
From Inception to October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

	Number of Common Shares	Common Shares Amount	Additional Paid-in Capital	Subscription for Warrants	Deficit, Accumulated during the Exploration Stage	Comprehen- sive Income (loss)	Accumulated Other Comprehen- sive Income (loss)
	#	$	$	$	$	$	$
Issuance of Common shares	2,833,377	154,063	–	–	–	–	–
Issuance of warrants	–	–	1,142	–	–	–	–
Foreign currency translation	–	–	–	–		604	604
Net loss for the year	–	–	–		(124,783)	(124,783)	–

Balance as of April 30, 2003	2,833,377	154,063	1,142	–	(124,783)	(124,179)	604

Issuance of Common shares	1,435,410	256,657	–	–	–	–
Issuance of warrants	–	–	2,855	–	–	–
Shares repurchased	(240,855)	(5,778)	–	–	–	–
Recapitalization pursuant to reverse acquisition	2,737,576	(404,265)	404,265	–	–	–
Issuance of Common shares	1,750,000	175	174,825	–	–	–
Issuance of Common shares for Property Payment	300,000	30	114,212	–	–	–
Foreign currency translation	–	–	–	–	–	(12,796)	(12,796)
Net loss for the year	–	–	–	–	(442,906)	(442,906)	–

Balance as of April 30, 2004	8,815,508	882	697,299	–	(567,689)	(455,702)	(12,192)

Issuance of Common shares for Property Payment	133,333	13	99,987	–	–	–	–
Issuance of common shares on Conversion of Convertible Promissory note	76,204	8	57,144	–	–	–	–
Foreign currency translation	–	–	–	–	–	9,717	9,717
Net loss for the year	–	–	–	–	(808,146)	(808,146)	–

Balance as of April 30, 2005	9,025,045	903	854,430	–	(1,375,835)	(798,429)	(2,475)

Stock based compensation - Directors and officers			216,416
Stock based compensation - Consultants			8,830
Issue of common shares and Warrants on retirement of Demand Promissory note	369,215	37	203,031
Units issued to an outside company for professional services settlement	24,336	2	13,384

5

Units issued to an officer for professional services settlement	12,168	1	6,690
Issuance of common shares for professional services	150,000	15	130,485
Units issued to shareholder	490,909	49	269,951
Units issued to a director	149,867	15	82,412
Units issued to outside subscribers	200,000	20	109,980
Issuance of common shares on Conversion of Convertible Promissory notes	59,547	6	44,654
Issuance of common shares on Exercise of warrants	14,000	2	11,998
Issuance of common shares on Conversion of Convertible Promissory notes	76,525	8	57,386
Private placement of shares	150,000	15	151,485
Issuance of Common shares for property payment	133,333	13	99,987
Issuance of common shares on Conversion of Convertible Promissory notes	34,306	4	25,905
Issuance of common shares on Exercise of warrants	10,000	1	8,771
Issuance of common shares on Conversion of Convertible Promissory notes	101,150	10	76,523
Issue of 400,000 Special Warrants net				371,680
Issue of 200,000 flow through warrants				154,000
Brokered private placement of shares- net	5,331,327	533	2,910,375
Brokered Private placement of flow through Shares- net	25,000	2	13,310
Exercise of stock options	10,000	1	5,499
Foreign currency translation	–	–	–			(2,687)	(2,687)
Net loss for the year	–	–	–		(1,855,957)	(1,855,957)	–

Balance as of April 30, 2006	16,366,728	1,637	5,301,502	525,680	(3,231,792)	(1,858,644)	(5,162)

Exercise of warrants	10,000	1	8,986
Exercise of warrants	45,045	5	40,445
Exercise of warrants	16,000	2	14,278
Common shares issued for settlement of severance liability to ex-officer	141,599	14	113,116
Exercise of warrants	43,667	4	39,364
Exercise of warrants	17,971	2	15,937
Exercise of warrants	43,667	4	38,891
Exercise of warrants	16,000	2	14,251
Exercise of warrants	158,090	16	141,616
Issue of common shares for property payment	43,166	4	53,841
Exercise of warrants	64,120	6	57,863

6

*

Exercise of warrants	61,171	6	53,818
Exercise of stock options	24,000	2	17,998
Issuance of common shares for professional services	342,780	34	438,725
Brokered private placement of units-net	400,000	40	363,960
Brokered private placement of units-net	550,000	55	498,923
Stock based compensation-Directors and Officers			451,273
Exercise of stock options	50,000	5	37,495
Issuance of common shares for property payment	133,334	13	99,987
Issuance of common shares for professional services	160,000	16	131,184
Issuance of common shares for professional services	118,800	12	152,052
Issue of shares for flow-through warrants	200,000	20	153,980	(154,000)
Issue of shares for special warrants	404,000	41	375,679	(371,680)
Issue of 2,823,049 flow- through warrants -net				1,916,374
Issue of 334,218 unit special warrants-net				230,410
Issue of 3,105,358 common shares for 2,823,049 flow through warrants	3,105,358	310	1,916,064	(1,916,374)
Issue of 367,641 common shares for 334,218 unit special warrants	367,641	37	230,373	(230,410)
Registration rights penalty expense			188,125
Foreign currency translation						(58,446)	(58,446)
Net loss for the year					(3,703,590)	(3,703,590)

Balance as of April 30, 2007	22,883,137	2,288	10,949,726	–	(6,935,382)	(3,762,036)	(63,608)

Issuance of common shares for property payment	136,364	13	57,239		–	–	–
Stock based compensation			196,259		–	–
Unrealized gain on available-for-sale securities						100,000	100,000
Realized gain on available-for-sale securities						(40,000)	(40,000)
Issue of 543,615 flow through units	543,615	54	227,450
Issue of 1,916,666 units – net	1,916,666	192	698,110
Foreign currency translation						281,303	281,303

Net loss for the period					(3,471,873)	(3,471,873)
Balance as of October 31, 2007	25,479,782	2,547	12,128,784		(10,407,255)	(3,130,570)	277,695

7

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

1. BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of all recurring accruals) considered necessary for fair presentation have been included. Operating results for the interim period are not necessarily indicative of the results that may be expected for the year ended April 30, 2008. Interim financial statements should be read in conjunction with the Company’s annual audited financial statements.

The interim consolidated financial statements include the accounts of Yukon Gold Corporation, Inc. (the "Company") and its wholly owned subsidiary Yukon Gold Corp. ("YGC"). All material inter-company accounts and transactions have been eliminated.

2. GOING CONCERN

The Company has no source for operating revenue and expects to incur significant expenses before establishing operating revenue. The Company has a need for equity capital and financing for working capital and exploration and development of its properties. Because of continuing operating losses, the Company’s continuance as a going concern is dependent upon its ability to obtain adequate financing and to reach profitable levels of operation. The Company’s future success is dependent upon its continued ability to raise sufficient capital, not only to maintain its operating expenses, but to explore for ore reserves and develop those it has on its mining claims. There is no guarantee that such capital will continue to be available on acceptable terms, if at all or if the Company will attain profitable levels of operation.

Management has initiated plans to raise equity funding through the issuance of common shares including flow-through shares. The Company was successful in raising funds (net) of approximately $4 million during the year ended April 30, 2006, which assisted the Company in meeting its commitments and requirements for project expenses and general and administrative expenses. The Company also raised (net) approximately $1.3 million during the six months ended October 31, 2006. The company raised (net) approximately $1.9 million through subscription of flow-through special warrants and raised (net) approximately $230,000 through subscription of unit special warrants during the three months ended January 31, 2007. The company further raised an additional approximately $262,000 through subscription of flow-through units and raised (net) approximately $698,000 through subscription of units during the three months ended October 31, 2007. The Company’s common shares are listed on the Toronto Stock Exchange (the "TSX") and included for quotation on the Over-The-Counter Bulletin Board maintained by the NASD in the United States. The trading of the Company’s stock in both the United States and Canada has expanded its investor base, as the Company continues to explore sources of funding from both the United States and Canada.

3. NATURE OF OPERATIONS

The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in acquisition, exploration and development of its two mining properties, both located in the Yukon Territory in Canada. The Company has not yet determined whether these properties contain mineral reserves that are economically recoverable. The business of mining and exploring for minerals involves a high degree of risk and there can be no assurances that current exploration programs will result in profitable mining operations.

8

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

4. EXPLORATION TAX CREDIT RECEIVABLE

The Company has a claim to the Yukon exploration tax credit, since it maintains a permanent establishment in the Yukon and has incurred eligible mineral exploration expenses as defined by the federal income tax regulations of Canada. The Company’s expectation of receiving this credit of $567,868 (CDN$536,465) is based on the history of receiving past credits. The Company will file tax returns to claim the 2007 credit of $386,630 (CDN$365,249) and has previously filed for the 2006 credit of $181,238 (CDN$171,216).

5. RESTRICTED CASH

Under Canadian income tax regulations, a company is permitted to issue flow-through shares whereby the company agrees to incur qualifying expenditures and renounce the related income tax deductions to the investors. Notwithstanding that, there is no specific requirement to segregate the funds. The flow-through funds, which are unexpended at the consolidated balance sheet date are considered to be restricted and are not considered to be cash or cash equivalents. As of October 31, 2007 and April 30, 2007, unexpended flow-through funds were $nil and $2,266,602 (CDN$2,516,155) respectively.

6. STOCK BASED COMPENSATION

Per SEC Staff Accounting Bulletin 107, Topic 14.F, "Classification of Compensation Expense Associated with Share-Based Payment Arrangements" stock based compensation expense is being presented in the same lines as cash compensation paid.

The Company adopted a new Stock Option Plan at its shareholders meeting on January 19, 2007 (the "2006 Stock Option Plan"). The 2006 Stock Option Plan will be administered by the board of directors of the Company or, in the board of directors’ discretion, by a committee appointed by the board of directors for that purpose. The TSX approved the 2006 Stock Option plan on March 9, 2007.

Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 shares ("Total Shares"). Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of shares available for grant under the 2006 Stock Option Plan. Any shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

Under the 2006 Stock Option Plan, at no time shall: (i) the number of shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares; (ii) the number of shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding shares. In addition, the number of shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding shares.

9

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

6. STOCK BASED COMPENSATION-Cont’d

The purchase price (the "Price") per share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the shares have not traded on the TSX or another stock exchange for an extended period of time, the "market price" will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which an option may be exercised by the Eligible Participant. The Company has adopted SFAS123 (Revised) commencing May 1, 2005. During the six month period ended October 31, 2007, the following stock options were granted under the 2006 stock option plan:

a)

On August 15, 2007 Stock options to one consultant to purchase 125,000 common shares each at an exercise price of $0.42 (CND $0.45) per share. These options were granted in accordance with the terms of the Company’s 2006 Stock Option Plan and shall vest at 31,250 options each on November 15, 2007, February 15, 2008, May 15, 2008 and August 15, 2008 respectively. The first exercise date of the option is August 15, 2008 and these options shall expire on August 15, 2010.

b)

On September 28, 2007 Stock Options to one officer to purchase 200,000 common shares at a price of $0.38 (CDN$0.38) and to one employee to purchase 100,000 common shares at a price of $0.39 (CDN$0.39) per share. These options were granted in accordance with the terms of the Company’s 2006 Stock Option Plan. Options to the officer shall vest at the rate of one twelfth (1/12) each month, commencing, on the 1st day of October 2007, for a period of twelve months. The options granted shall be for a term of 5 years. Options to the employee shall vest at the rate of one twenty-forth (1/24) each month, commencing on October 28, 2007, for a period of 24 months. The options granted shall be for a term of 5 years.

10

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

6. STOCK BASED COMPENSATION-Cont’d

For the six month period ended October 31, 2007, the Company recognized in the financial statements, stock-based compensation costs as per the following details. The fair value of each option used for the purpose of estimating the stock compensation is based on the grant date using the Black-Scholes option pricing model with the following weighted average assumptions:

	19-Jan	20-Mar	28-Mar	15-Aug	28-Sept
	2007	2007	2007	2007	2007	TOTAL

Risk free rate	4.5%	4.5%	4.5%	4.5%	4.5%
Volatility factor	45.19%	57.48%	98.67%	71.49%	49.04%
Stock-based compensation cost expensed during the six month period ended October 31, 2007	$146,738	$13,296	$23,942	$5,110	$7,173	$196,259
Unexpended Stock –based compensation cost deferred over the vesting period	$25,092	$36,826	$19,481	$19,111	$49,230	$149,740

As of October 31, 2007 there was $149,740 of unrecognized expenses related to non-vested stock-based compensation arrangements granted. The stock-based compensation expense for the six month period ended October 31, 2007 was $196,259.

7. ISSUANCE OF COMMON SHARES

Year ended April 30, 2007

On May 29, 2006 the Company issued 10,000 common shares for the exercise of 10,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $8,987 (CDN$10,000).

On May 29, 2006 the Company issued 45,045 common shares for the exercise of 45,045 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $40,450 (CDN$45,045).

On May 29, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,280 (CDN$16,000).

On May 30, 2006 the Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $113,130 (CDN$128,855) was converted to 141,599 common shares at $0.80 (CDN$0.91).

11

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

7. ISSUANCE OF COMMON SHARES-Cont’d

On June 22, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $39,368 (CDN$43,667).

On June 28, 2006 the Company issued 17,971 common shares for the exercise of 17,971 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $15,939 (CDN$17,971).

On June 28, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $38,895 (CDN$43,667).

On June 28, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,253 (CDN$16,000).

On June 29, 2006 the Company issued 158,090 common shares for the exercise of 158,090 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $141,632 (CDN$158,090).

On July 7, 2006 the Company issued 43,166 common shares in settlement of a property payment on the Mount Hinton property. The shares represent $53,845 (CDN$60,000) payment and were valued $1.25 (CDN$1.39) each.

On July 7, 2006 the Company issued 64,120 common shares for the exercise of 64,120 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $57,869 (CDN$64,120).

On July 17, 2006 the Company issued 61,171 common shares for the exercise of 61,171 warrants at $0.88 (CDN$1.00) from a warrant holder in consideration of $53,824 (CDN$61,171).

On August 11, 2006 the Company issued 817,980 restricted shares in total to three consultants for services relating to business promotion and development. These consultants assisted management in the preparation of financial offerings and in arranging meetings and making presentations to the brokerage community and institutional investors in both the United States and Canada. Except for 342,780 common shares which were earned by these consultants as of October 31, 2006, the balance of 475,200 common shares were held in escrow to be released to each consultant in 8 monthly installments of 19,800 common shares commencing November 1, 2006. Out of 475,200 common shares held in escrow, the Company received back 356,400 common shares for cancellation.

On September 7, 2006 the Company issued 24,000 shares to an officer upon exercising 24,000 vested stock options at $0.75 for a total of $18,000.

On October 3, 2006, the Company completed a brokered private placement and issued 400,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $400,000. The Company paid a finders fee of 6% and reimbursed expenses for 3% of the total consideration. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term.

12

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

7. ISSUANCE OF COMMON SHARES-Cont’d

On October 3, 2006, the Company completed another brokered private placement and issued 550,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $550,000. The Company paid a finders fee of $33,000 and reimbursed expenses for $18,022 (CDN$20,000). The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term.

On December 12, 2006 the Company issued 50,000 shares to a former officer upon exercising of 50,000 vested stock options at $0.75 for a total of $37,500.

On December 6, 2006 the board of directors authorized the issuance of 133,334 common shares in the amount of $100,000 for a property payment to Atna Resources Ltd., along with a cash payment of $86,805 (CDN$100,000) as per terms of the agreement. The common shares along with the cash payment were delivered to Atna Resources Ltd. on December 12, 2006. This entire payment of $186,805 was expensed in the consolidated statements of operations.

On December 19, 2006 the Company issued 160,000 common shares to a consultant for services rendered. These services related to the consulting agreement dated March 21, 2006. As per terms of that agreement, the Consultant was to provide to the Company market and financial advice and expertise as may be necessary relating to the manner of offering and pricing of securities. The agreement was for a period of twelve months commencing the day of trading of the Company’s stock on the Toronto Stock Exchange (April 19, 2006). As per the agreement, the Consultant was to be compensated a fee equal to 240,000 restricted common shares of the Company with a fair value of $196,800 and was to receive these shares on a monthly basis. Each party was able to cancel the agreement on 30 days notice. The Company cancelled the agreement as of November 30, 2006 and on December 19, 2006 issued 160,000 common shares as full and final consideration.

On December 19, 2006 the Company issued 200,000 common shares in lieu of sale of 200,000 Flow-Through Special Warrants made to a Canadian accredited investor, for $180,000 (CDN$205,020) on December 30, 2005. Each Flow-Through Special Warrant entitled the Holder to acquire one flow-through common share of the Company at no additional cost.

On December 28, 2006, the Company completed a private placement of 2,823,049 flow-through special warrants (which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at a price of $0.90 (CDN$1.05) per warrant and 334,218 unit special warrants at a price of $0.77 (CDN$0.90) per warrant for aggregate gross proceeds to the Company of $2,801,610 (CDN$3,264,996). Each flow-through special warrant entitles the holder to acquire, for no additional consideration, one common share of the Company. Each unit special warrant entitles the holder to acquire, for no additional consideration, one common share and one common share purchase warrant of the Company. Each common share purchase warrant entitles the holder to acquire one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date. In connection with this private placement, the Company agreed to file a prospectus in Canada qualifying the issuance of the common shares and warrants issuable upon the exercise of the special warrants as well as those common shares issuable on exercise of the common share purchase warrants. In addition, the Company agreed to file a registration statement in the United States covering the re-sale of common shares underlying the units and warrants by the respective shareholders. The Company subsequently declined to file a prospectus in Canada but did file the registration statement in the United States. As a result of the Company’s decision not to file a prospectus in Canada, primarily because of the cost involved, the Company was obligated to pay a penalty to the holders of the securities issued in the private placement. As a result of the penalty, (i) each flow-through special warrant entitles the holder to acquire 1.1 common shares on exercise thereof and (ii) each unit special warrant entitles the holder to acquire 1.1 common shares and 1.1 common share purchase warrants on exercise thereof. In connection with the private placement, Northern Securities Inc., the lead agent, received a cash commission of $171,164 (CDN$198,550) as well as 169,042 flow-through compensation options and 23,395 unit compensation options. In addition, as part of the private placement, Limited Market Dealer Inc. received a cash commission of $25,862 (CDN$30,000) as well as 28,571 flow-through compensation options and Novadan Capital Ltd. received a cash payment of $28,362 (CDN$32,900) as well as 32,900 unit compensation options. Each flow-through compensation option entitles the holder to acquire, for no additional consideration, one flow-through compensation warrant, each exercisable into one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006. Each unit compensation option entitles the holder to acquire, for no additional consideration, one unit compensation warrant, each exercisable at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006. As a result of the penalty, (i) each flow-through compensation option entitles the holder to acquire 1.1 flow-through compensation warrants on exercise thereof and (ii) each unit compensation option granted to Northern Securities, Inc. entitles the holder to acquire 1.1 unit compensation warrants on exercise thereof. The private placement was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to an exemption afforded by Regulation S promulgated under the Securities Act ("Regulation S").

13

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

7. ISSUANCE OF COMMON SHARES-Cont’d

On January 11, 2007, the Company issued its obligated 400,000 common shares and an additional 4,000 common shares as penalty, in lieu of sale of 400,000 Special Warrants to a Canadian accredited investor for $404,000 paid on December 15, 2005. Each Special Warrant entitled its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. The Company was obligated to have a registration statement become effective within 181 days of the closing. In the absence of a registration statement being declared effective within 181 days of the closing, the Company issued an additional 4,000 common shares to the Canadian accredited investor at no extra cost as a penalty. The Company expensed an amount of $5,000 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

On April 25, 2007 the Company issued 2,823,049 common shares and an additional 282,309 shares as a penalty, relating to the private placement of 2,823,049 flow-through special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $163,739 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

On April 25, 2007 the Company issued 334,218 common shares and an additional 33,423 shares as a penalty, relating to the private placement of 334,218 unit special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $19,386 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

14

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

7. ISSUANCE OF COMMON SHARES-Cont’d

Six Months ended October 31, 2007

On July 7, 2007 the Company issued 136,364 common shares in settlement of a property payment on the Mount Hinton property. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each.

On August 16, 2007 the Company completed a private placement (the "Financing") with Northern Securities Inc. ("Northern"), acting as agent. The Financing was comprised of the sale of 1,916,666 units (the "Units") at $0.42 (CDN$0.45) per Unit (the "Unit Issue Price") for gross proceeds of $802,101 (CDN$862,499.70) and the sale of 543,615 flow-through units (the "Flow-Through Units" which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at $0.49 (CDN$0.52) per Flow-Through Unit (the "Flow-Through Unit Issue Price") for gross proceeds of $262,884 (CDN$282,680). The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $35,381 was recognized for the sale of taxable benefits, which will be reversed and credited to income when the Company renounces resource expenditure deduction to the investor. Each Unit consisted of one non-flow through common share ("Common Share") and one half of one Common Share purchase warrant (each whole warrant, a "Warrant"). Each Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.56 (CDN$0.60) per share. Each Flow-Through Unit consisted of one flow-through common share and one half of one Common Share purchase warrant (each whole warrant, an "FT Warrant"). Each FT Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.66 (CDN$0.70) per share. The Company paid Northern a commission equal to 8% of the aggregate gross proceeds which amounted to $85,199 (CDN$91,614) and issued 153,333 "Unit Compensation Options" and 43,489 "FT Unit Compensation Options". Each Unit Compensation Option is exercisable into one Unit at the Unit Issue Price until August 16, 2009. Each FT Unit Compensation Option is exercisable into one Common Share and one half of one FT Warrant at the Flow-Through Unit Issue Price until August 16, 2009. The Company reimbursed Northern expenses of $18,600 (CDN $20,000).

8. COMMITMENTS AND CONTINGENCIES

(a)  Mount Hinton Property Mining Claims

On July 7, 2002 Yukon Gold Corp. ("YGC") entered into an option agreement with the Hinton Syndicate to acquire a 75% interest in the 273 unpatented mineral claims covering approximately 14,000 acres in the Mayo Mining District of the Yukon Territory, Canada. This agreement was replaced with a revised and amended agreement (the "Hinton Option Agreement") dated July 7, 2005 which superseded the original agreement and amendments thereto. The new agreement is between the Company, its wholly owned subsidiary YGC and the Hinton Syndicate.

YGC must make scheduled cash payments and perform certain work commitments to earn up to a 75% interest in the mineral claims, subject to a 2% net smelter return royalty in favor of the Hinton Syndicate, as further described below.

15

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

8. COMMITMENTS AND CONTINGENCIES-Cont’d

The schedule of Property Payments and Work Programs are as follows:

PROPERTY PAYMENTS
On execution of the July 7, 2002 Agreement	$ 19,693 (CDN$ 25,000) Paid
On July 7, 2003	$ 59,078 (CDN$ 75,000) Paid
On July 7, 2004	$118,157 (CDN$ 150,000) Paid
On January 2, 2006	$125,313 (CDN$ 150,000) Paid
On July 7, 2006	$134,512 (CDN$ 150,000) Paid
On July 7, 2007	$141,979 (CDN$ 150,000) Paid
On July 7, 2008	$158,781 (CDN$ 150,000)
TOTAL	$757,513 (CDN$850,000)

WORK PROGRAM-expenditures to be incurred in the following periods;

July 7/02 to July 6/03	$ 118,157 (CDN$ 150,000) Incurred
July 7/03 to July 6/04	$ 196,928 (CDN$ 250,000) Incurred
July 7/04 to July 6/05	$ 256,006 (CDN$ 325,000) Incurred
July 7/05 to Dec. 31/06	$ 667,795 (CDN$ 750,000) Incurred
Jan. 1/07 to Dec. 31/07	$ 937,383 (CDN$ 1,000,000) Incurred
Jan. 1/08 to Dec. 31/08	$1,323,171 (CDN$ 1,250,000)
Jan. 1/09 to Dec. 31/09	$1,587,806 (CDN$ 1,500,000)
TOTAL	$5,087,246 (CDN$5,225,000)

By letter agreement dated August 17, 2006, the Hinton Syndicate agreed to allow the Company to defer a portion of the Work Program expenditure scheduled to be incurred by December 31, 2006. The agreement to defer such Work program expenditures was due to the mechanical break-down of drilling equipment and the unavailability of replacement drilling equipment at the Mount Hinton site. As a result, the Company was allowed to defer the expenditure of approximately $220,681 (CDN$235,423) until December 31, 2007. The Company has incurred that expenditure in addition to the expenditure for January 1 to December 31, 2007 as at October 31, 2007. All other Property Payments and Work Program expenditures due have been made and incurred.

Provided all Property Payments have been made that are due prior to the Work Program expenditure levels being attained, YGC shall have earned a:

25% interest upon completion of Work Program expenditures of $1,587,806 (CDN$1,500,000)

50% interest upon completion of Work Program expenditures of $2,646,343 (CDN$2,500,000)

75% interest upon completion of Work Program expenditures of $5,087,246 (CDN$5,225,000)

YGC earned a 50% interest in the claims covered by the Hinton Option Agreement as at October 31, 2007. In some cases, payments made to service providers include amounts advanced to cover the cost of future work. These advances are not loans but are considered "incurred" exploration expenses under the terms of the Hinton Option Agreement. Section 2.2(a) of the Hinton Option Agreement defines the term, "incurred" as follows: "Costs shall be deemed to have been "incurred" when YGC has contractually obligated itself to pay for such costs or such costs have been paid, whichever should first occur." Consequently, the term, "incurred" includes amounts actually paid and amounts that YGC has obligated itself to pay. Under the Hinton Option Agreement there is also a provision that YGC must have raised and have available the Work Program funds for the period from July 7, 2005 to December 31, 2006, by May 15 of 2006. This provision was met on May 15, 2006.

16

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

8. COMMITMENTS AND CONTINGENCIES-Cont’d

The Hinton Option Agreement contemplates that upon the earlier of: (i) a production decision or (ii) investment of $5,087,246 (CDN$5,225,000) or (iii) YGC has a minority interest and decides not to spend any more money on the project, YGC’s relationship with the Hinton Syndicate will become a joint venture for the further development of the property. Under the terms of the Hinton Option Agreement, the party with the majority interest would control the joint venture. Although YGC has earned a 50% interest as at October 31, 2007, if the relationship is converted to a joint venture currently, YGC’s interest would automatically be reduced to a 45% interest in the joint venture (by the terms of the Hinton Option Agreement) and the Hinton Syndicate would control the joint venture. Once the 75% interest is earned, as described above, YGC has a further option to acquire the remaining 25% interest in the mineral claims for a further payment of $5,292,685 (CDN$5,000,000).

The Hinton Option Agreement provides that the Hinton Syndicate receive a 2% "net smelter return royalty." In the event that the Company exercises its option to buy-out the remaining 25% interest of the Hinton Syndicate (which is only possible if the Company has reached a 75% interest, as described above) then the "net smelter return royalty" would become 3% and the Hinton Syndicate would retain this royalty interest only. The "net smelter return royalty" is a percentage of the gross revenue received from the sale of the ore produced from the mine less certain permitted expenses.

The Hinton Option Agreement entitles the Hinton Syndicate to recommend for appointment one member to the board of directors of the Company.

The Hinton Option Agreement provides both parties (YGC and the Hinton Syndicate) with rights of first refusal in the event that either party desires to sell or transfer its interest.

The Hinton Syndicate members each have the option to receive their share of property payments in stock of the Company at a 10% discount to the market. YGC and the Company have a further option to pay 40% of any property payment due after the payment on January 2, 2006 with common stock of the Company. On July 7, 2007 the Company issued 136,364 common shares, with the approval of the TSX, in settlement of 40% of the property payment due on July 7, 2007. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each. The $84,727 (CDN$90,000) balance was paid in cash to the members of the Hinton Syndicate on July 7, 2007. This entire issuance of shares and cash payment was expensed as project expense.

The Hinton Option Agreement pertains to an "area of interest" which includes the area within ten kilometers of the outermost boundaries of the 273 mineral claims, which constitute our mineral properties. Either party to the Hinton Option Agreement may stake claims outside the 273 mineral claims, but each must notify the other party if such new claims are within the "area of interest." The non-staking party may then elect to have the new claims included within the Hinton Option Agreement. As of December 11, 2006, there were an additional 24 claims staked, known as the "Gram Claims" which became subject to the Hinton Option Agreement.

17

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

8. COMMITMENTS AND CONTINGENCIES-Cont’d

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Mount Hinton project which was revised on May 15, 2007, totaling $1,517,194 (CDN$1,505,200) for the 2007 Work Program. The Company had approximately $70,304 (CDN$75,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $180,164 (CDN$200,000), on June 15, 2007 the Company paid $202,684 (CDN$225,000), being two of the four cash call payments. Due to delays in the drilling program the third payment of $635,123 (CDN$600,000) which was due on July 31, 2007 was changed to August 31, 2007. On August 15, 2007 the Company paid $97,259 (CDN$91,880) towards the third cash call payment for the Mount Hinton 2007 Work Program. On August 31, 2007 the Company re-allocated $537,864 (CDN$508,120) being the balance of the third cash call payment from cash call funds previously allocated to the Marg Project. These re-allocated funds were not needed for the Marg Project. The fourth payment of $428,919 (CDN$405,200) which was originally due on August 15, 2007 was changed to and paid on September 15, 2007.

b)  The Marg Property

In March 2005, the Company acquired rights to purchase 100% of the Marg Property, which consists of 402 contiguous mineral claims covering approximately 20,000 acres located in the Mayo Mining District of the Yukon Territory of Canada. Title to the claims is registered in the name of YGC.

The Company assumed the rights to acquire the Marg Property under a Property Purchase Agreement ("Agreement") with Atna Resources Ltd. ("Atna"). Under the terms of the Agreement the Company paid $119,189 (CDN$150,000) cash and 133,333 common shares as a down payment. The Company made payments under the Agreement for $43,406 (CDN$50,000) cash and an additional 133,333 common shares of the Company on December 12, 2005; $86,805 (CDN$100,000) cash and an additional 133,334 common shares of the Company on December 12, 2006.

The Company has agreed to make subsequent payments under the Agreement of: (i) $105,854 (CDN$100,000) cash on or before December 12, 2007 and this cash payment was made subsequently; and (ii) $211,708 (CDN$200,000) in cash and/or common shares of the Company (or some combination thereof to be determined) on or before December 12, 2008. Upon the commencement of commercial production at the Marg Property, the Company will pay to Atna $1,058,537 (CDN$1,000,000) in cash and/or common shares of the Company, or some combination thereof to be determined.

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Marg project totaling $3,026,916 (CDN$3,180,000) for the 2007 Work Program. The Company had approximately $515,561 (CDN$550,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $703,037 (CDN$750,000), on June 15, 2007 the Company paid $703,037 (CDN$750,000), and on July 15, 2007 the Company paid $703,037 (CDN$750,000) being three of the four cash call payments. The fourth and final payment of $402,244 (CDN$380,000) was paid on August 15, 2007. On August 31, 2007 the Company re-allocated $537,864 (CDN$508,120) being the balance of the third cash call payment for the Mount Hinton 2007 Work Program from cash call funds previously allocated to the Marg Project. These re-allocated funds were not needed for the Marg Project.

18

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

8. COMMITMENTS AND CONTINGENCIES-Cont’d

c) On August 15, 2007 the Company entered into an investor relations marketing agreement with a consultant for a one year term, with the option to renew for an additional 12 months. In return for services rendered, the Company will pay the consultant $2,117 (CDN$2,000) per month. On August 31, 2007 the Company paid $3,787 (CDN$4,000) being the first and last payments of the contract. On September 15, 2007 the Company paid $1,941 (CDN$2,000) and on October 15, 2007 the Company paid $2,048 (CDN$2,000), being the second and third payments respectively. Subsequently on November 15, 2007 the Company paid $2,117 (CDN$2,000) being the fourth payment of the contract. .In addition, the consultant has been granted an option to purchase 125,000 shares of the Company at $0.48 (CDN$0.45) per share, with the option vesting in equal quarterly amounts of 31,250 shares on November 15, 2007, February 15, 2008, May 15, 2008 and August 15, 2008, and the first exercise date being August 15, 2008 and an expiry date of August 15, 2010.

9. SHORT-TERM INVESTMENT IN AVAILABLE- FOR- SALE SECURITIES

The Company entered into a subscription agreement dated as of April 3, 2007 (the "Agreement") with Industrial Minerals, Inc. ("Industrial Minerals") to acquire (i) 5,000,000 common shares of Industrial Minerals at a price of $0.05 per share and (ii) a Warrant entitling the holder: (a) to purchase 5,000,000 common shares of Industrial Minerals at a purchase price of $0.05 per share (the "option price") or, at the option of the holder, (b) to surrender the Warrant for a number of common shares to be determined by application of an anti-dilution formula which would result in a larger number of shares issued to the holder if the market price of the common stock is less than the option price at the time of exercise. The Warrant expires on April 3, 2008. The total subscription price paid by the Company was $250,000. The Company entered into the Agreement as of May 14, 2007. The common stock of Industrial Minerals is quoted on the Over-the-Counter Bulletin Board under the symbol, "IDSM." The Company accounted for this investment as a short term investment in available-for-sale securities. The unrealized gain of $100,000 as at October 31, 2007 has been excluded from earnings and reported as ‘Other Comprehensive Income’. On August 17, 2007, the Company entered into an agreement with Global Capital SPE-1 LLC ("Global") pursuant to which Global agreed to purchase 2 million shares of Industrial Minerals Inc. ("IDSM") held by the Company for consideration of $140,000. Pursuant to the Agreement, Global has the option to purchase from the Company an additional 3 million shares of IDSM for consideration of $210,000. The Company also assigned to Global 5 million warrants to purchase IDSM stock. The Company will receive up to $100,000 in the event that Global exercises all or a portion of the warrants. Global consummated the purchase of the first 2 million shares of IDSM on September 6, 2007 and paid the Company $140,000. The Company accounted for $40,000 as realized gain on sale of securities as a credit to the general and administrative expenses and reduced the unrealized gain of $100,000 by $40,000.

10. PREPAID EXPENSES AND OTHER

Included in prepaid expenses and other is an amount of $189,017 (CDN$178,564) being Goods and Services tax receivable from the Federal Government of Canada. Included in prepaid expenses and other is a deposit of $543,871 (CDN $513,795) with a geological company for conducting exploration activities at the Mount Hinton and Marg properties.

19

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

11. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

The Company entered into a one year consulting agreement with a consultant on December 28, 2006 commencing January 1, 2007. As per terms of the agreement, the consultant was to provide consulting services which included market awareness, financial and strategic advice. The Company was to compensate the consultant with a fee of 500,000 restrictive shares over a period of twelve months with shares to be delivered on a monthly basis. The Company had accrued the cost of $136,668 in the April 30, 2007 statements, although in the opinion of the Company, it was not obligated to issue stock as the consultant was in breach of the contract due to non performance of the agreed services. The Company received a cancellation and waiver of the agreement from the consultant and reversed this accrual to the credit of general and administrative expense during the quarter ended July 31, 2007.

On August 22, 2007 the Company entered into an agreement with a consultant. In return for services rendered, the Company will pay the consultant $37,608 (CDN$40,000) in installments as set out in the agreement. The first installment was paid on August 22, 2007 for $12,537 (CDN$13,333) and the second installment was paid on October 1, 2007 for $4,483 (CDN$4,444). The third and fourth installments were each paid subsequently on November 1, 2007 and December 1, 2007 for $4,704 (CDN$4,444). The balance is payable on January 1, February 1 and March 1, 2008 for $4,704 (CDN $4,444) respectively.

12. OTHER LIABILITY

On August 16, 2007 the Company completed a brokered private placement through the issuance of 543,615 flow-through units at a price of $0.49 (CDN$0.52) per Flow-Through Unit for gross proceeds of $262,884 (CDN$282,680). The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $35,381 was recognized for the sale of taxable benefits, which will be reversed and credited to income when the Company renounces resource expenditure deduction to the investor.

13. CHANGES IN OFFICERS AND DIRECTORS

On October 30, 2007, the Company’s Board of Directors accepted the resignation of Chester Idziszek in his capacity as director, effective as of October 22, 2007. Mr. Idziszek stated in his resignation that due to other commitments he can no longer serve the Company as director. There were no disagreements between the Company and Mr. Idziszek with respect to the Company’s operations, policies or practices.

14. SUBSEQUENT EVENTS

a) Subsequent issue of common shares:

On November 19, 2007 the Company announced that it completed the second part of a private placement (the "Financing") with Northern Securities Inc. ("Northern"), acting as agent. The Financing was comprised of the sale of 2,438,888 units (the "Units") at $0.48 (CDN$0.45) per Unit (the "Unit Issue Price") for gross proceeds of $1,161,744 (CDN$1,097,500) and the sale of 1,071,770 flow through units (the "Flow-Through Units") at $0.55 (CDN$0.52) per Flow-Through Unit (the "Flow-Through Unit Issue Price") for gross proceeds of $589,944 (CDN$557,320), raising aggregate gross proceeds of approximately $1,751,688 (CDN$1,654,820). The closing represented the final tranche of a $2,816,673 (CDN$2.8 million) private placement with Northern announced on July 24, 2007. Each Unit consists of one non-flow through common share ("Common Share") and one half of one Common Share purchase warrant (each whole warrant, a "Warrant"). Each Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.64 (CDN$0.60) per share. Each Flow-Through Unit consists of one flow-through common share and one half of one Common Share purchase warrant (each whole warrant, an "FT Warrant"). Each FT Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.74 (CDN$0.70) per share. Yukon Gold paid Northern a commission equal to 8% of the aggregate gross proceeds and issued 195,111 "Unit Compensation Options" and 85,741 "FT Unit Compensation Options". Each Unit Compensation Option is exercisable into one Unit at the Unit Issue Price until November 16, 2009. Each FT Unit Compensation Option is exercisable into one Common Share and one half of one Warrant at the Flow-Through Unit Issue Price until November 16, 2009. The proceeds of the Financing will be used for the exploration and development of Yukon Gold’s properties, and for working capital.

20

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

b) Subsequent Commitments & Contingencies:

Under the terms of a Property Purchase Agreement ("Agreement") with Atna Resources Ltd. ("Atna"), the Company paid a Property Payment of $105,854 (CDN$100,000) cash on December 12, 2007. (Refer to Note 8 b))

On December 5, 2007 the Company entered into an agreement with a consultant to create investor awareness for a period of five months, commencing on December 5, 2007 and continuing through May 6, 2008 for a fee of $20,000 and 300,000 restricted common shares to be issued in equal tranches of 50,000 shares at the end of each month during the term of the agreement. On December 6, 2007 the Company received conditional approval from the TSX to issue the 300,000 restricted shares as per the terms of the agreement. The consulting fee of $20,000 was paid on December 11, 2007.

c) Subsequent Changes in Officers and Directors

On December 6, 2007 the board appointed Howard Barth to fill the vacancy left by Chester Idziszek on the Audit Committee. The term of such appointment shall expire on April 30, 2008.

On December 13, 2007, Paul A. Gorman resigned as the Chief Executive Officer and as a director of the Company. There were no disagreements between the Company and Mr. Gorman with respect to the Company’s operations, policies or practices.

d) Subsequent Extension of Warrant Expiry Dates

On November 27, 2007 the board of directors passed a motion to extend the expiry dates of the following warrants by one (1) year:

1.

those expiring on March 28, 2008 exercisable at $0.90 per warrant to March 28, 2009;

2.

those expiring on October 4, 2008 which are exercisable at $2.00 per warrant to October 4, 2009; and

3.

those Broker warrants expiring on March 28, 2008 exercisable at $0.60 per Unit to March 28, 2009

21

2. Report for the three months ended July 31, 2007 (unaudited)

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2007

(Amounts expressed in US Dollars)

(Unaudited )

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Balance Sheets
As of July 31, 2007 and April 30, 2007
(Amounts expressed in US Dollars)
(Unaudited)

	July 31, 2007	April 30, 2007
	$	$
ASSETS
CURRENT ASSETS

Cash and cash equivalents	256,223	936,436
Prepaid expenses and other (Note 10)	2,225,787	464,371
Exploration tax credit receivable (Note 4)	483,258	483,258
Short-term investment in available- for- sale securities (Note 9)	350,000	-
Restricted Deposit	-	17,889
	3,315,268	1,901,954

RESTRICTED CASH (Note 5)	-	2,266,602
PROPERTY, PLANT AND EQUIPMENT	58,663	56,551
	3,373,931	4,225,107

See condensed notes to the interim consolidated financial statements.

 APPROVED ON BEHALF OF THE BOARD

 /s/ Paul Gorman

 Paul Gorman, Director

 /s/ J. L. Guerra, Jr.

 J. L. Guerra, Jr., Director

1

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Balance Sheets
As of July 31, 2007 and April 30, 2007
(Amounts expressed in US Dollars)
(Unaudited)

	July 31, 2007	April 30, 2007
	$	$
LIABILITIES

CURRENT LIABILITIES

Accounts payable and accrued liabilities (Note 11)	146,909	260,134
Obligation under Capital Lease	2,858	2,812
Total Current Liabilities	149,767	262,946

Long -Term Portion of:
Obligation under Capital Lease	9,304	9,137

TOTAL LIABILITIES	159,071	272,083

COMMITMENTS AND CONTINGENCIES (Note 8)

SHAREHOLDERS’ EQUITY

CAPITAL STOCK	2,301	2,288

ADDITIONAL PAID-IN CAPITAL	11,124,135	10,949,726

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	76,350	(63,608)

DEFICIT, ACCUMULATED DURING THE EXPLORATION STAGE	(7,987,926)	(6,935,382)
	3,214,860	3,953,024
	3,373,931	4,225,107

See condensed notes to the interim consolidated financial statements.

2

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Statements of Operations
For the three months ended July 31, 2007 and July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

	Cumulative since inception	For the quarter ended July 31, 2007	For the quarter ended July 31, 2006
	$	$	$
OPERATING EXPENSES

General and administration	4,180,088	74,886	553,682
Project expenses	4,783,529	974,725	871,887
Exploration Tax Credit	(605,716)	-	-
Amortization	20,867	2,933	3,158
Loss on sale/disposal of capital assets	5,904	-	-

TOTAL OPERATING EXPENSES	8,384,672	1,052,544	1,428,727

LOSS BEFORE INCOME TAXES	(8,384,672)	(1,052,544)	(1,428,727)

Income taxes recovery	396,746	-	-

NET LOSS	(7,987,926)	(1,052,544)	(1,428,727)

Loss per share - basic and diluted		(0.05)	(0.08)

Weighted average common shares outstanding		22,920,192	16,656,627

See condensed notes to the interim consolidated financial statements.

3

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Statements of Cash Flows
For the three months ended July 31, 2007 and July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

	Cumulative Since Inception	For the Quarter ended July 31, 2007	For the Quarter ended July 31, 2006
	$	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	(7,987,926)	(1,052,544)	(1,428,727)
Items not requiring an outlay of cash:
Amortization	20,867	2,933	3,158
Loss on sale/disposal of property, plant, equipment	5,904	-	-
Registration rights penalty expense	188,125	-	-
Shares issued for property payment	525,339	57,252	53,845
Common shares issued for settlement of severance liability to ex-officer	113,130	-	113,130
Stock-based compensation	793,689	117,170	85,323
Issue of shares for professional services	852,523	-	-
Issue of units against settlement of debts	20,077	-	-
Increase in prepaid expenses and other	(2,226,703)	(1,763,489)	(979,710)
Increase in exploration tax credit receivable	(483,258)	-	-
Increase (Decrease) in accounts payable and accrued liabilities	146,419	(113,225)	130,661
Decrease (Increase) in restricted cash	-	2,266,602	118,275
Decrease in restricted deposit	-	17,889	-

NET CASH USED IN OPERATING ACTIVITIES	(8,031,814)	(467,412)	(1,904,045)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(83,498)	(2,760)	-
Investment in available- for- sale securities	(250,000)	(250,000)	-

NET CASH USED IN INVESTING ACTIVITIES	(333,498)	(252,760)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments from a shareholder	1,180	-	-
Proceeds (Repayments) from Demand promissory notes	200,000	-	-
Proceeds from Convertible promissory notes converted	200,500	-	-
Proceeds from the exercise of stock options	61,000	-	-
Proceeds from exercise of warrants - net	450,309	-	-
Proceeds from subscription of warrants - net	525,680	-	-
Proceeds from issuance of units/shares - net	7,189,001	-	425,497
Proceeds (Repayments) from capital lease obligation	11,949	-	-

NET CASH PROVIDED BY FINANCING ACTIVITIES	8,639,619	-	425,497

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES	(18,084)	39,959	(44,013)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS FOR THE YEAR	256,223	(680,213)	(1,522,561)
Cash and cash equivalents, beginning of year	-	936,436	2,412,126

CASH AND CASH EQUIVALENTS, END OF YEAR	256,223	256,223	889,565
INCOME TAXES PAID		-	-
INTEREST PAID		-	-

See condensed notes to the interim consolidated financial statements.

4

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Statements of Changes in Stockholders’ Equity
From Inception to July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

	Number of Common Shares	Common Shares Amount	Additional Paid-in Capital	Subscription for Warrants	Deficit, Accumulated during the Exploration Stage	Comprehensive Income (loss)	Accumulated Other Comprehensive Income (loss)
	#	$	$	$	$	$	$
Issuance of Common shares	2,833,377	154,063	-	-	-	-	-
Issuance of warrants	-	-	1,142	-	-	-	-
Foreign currency translation	-	-	-	-		604	604
Net loss for the year	-	-	-		(124,783)	(124,783)	-

Balance as of April 30, 2003	2,833,377	154,063	1,142	-	(124,783)	(124,179)	604

Issuance of Common shares	1,435,410	256,657	-	-	-	-
Issuance of warrants	-	-	2,855	-	-	-
Shares repurchased	(240,855)	(5,778)	-	-	-	-
Recapitalization pursuant to reverse acquisition	2,737,576	(404,265)	404,265	-	-	-
Issuance of Common shares	1,750,000	175	174,825	-	-	-
Issuance of Common shares for Property Payment	300,000	30	114,212	-	-	-
Foreign currency translation	-	-	-	-	-	(12,796)	(12,796)
Net loss for the year	-	-	-	-	(442,906)	(442,906)	-

Balance as of April 30, 2004	8,815,508	882	697,299	-	(567,689)	(455,702)	(12,192)

Issuance of Common shares for Property Payment	133,333	13	99,987	-	-	-	-
Issuance of common shares on Conversion of Convertible Promissory note	76,204	8	57,144	-	-	-	-
Foreign currency translation	-	-	-	-	-	9,717	9,717
Net loss for the year	-	-	-	-	(808,146)	(808,146)	-

Balance as of April 30, 2005	9,025,045	903	854,430	-	(1,375,835)	(798,429)	(2,475)

Stock based compensation - Directors and officers			216,416
Stock based compensation - Consultants			8,830
Issue of common shares and Warrants on retirement of Demand Promissory note	369,215	37	203,031
Units issued to an outside company for professional services settlement	24,336	2	13,384
Units issued to an officer for professional services settlement	12,168	1	6,690
Issuance of common shares for professional services	150,000	15	130,485
Units issued to shareholder	490,909	49	269,951
Units issued to a director	149,867	15	82,412
Units issued to outside subscribers	200,000	20	109,980
Issuance of common shares on Conversion of Convertible Promissory notes	59,547	6	44,654
Issuance of common shares on Exercise of warrants	14,000	2	11,998
Issuance of common shares on Conversion of Convertible Promissory notes	76,525	8	57,386
Private placement of shares	150,000	15	151,485
Issuance of Common shares for property payment	133,333	13	99,987
Issuance of common shares on Conversion of Convertible Promissory notes	34,306	4	25,905

5

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Statements of Changes in Stockholders’ Equity
From Inception to July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

Issuance of common shares on Exercise of warrants	10,000	1	8,771
Issuance of common shares on Conversion of Convertible Promissory notes	101,150	10	76,523
Issue of 400,000 Special Warrants net				371,680
Issue of 200,000 flow through warrants				154,000
Brokered private placement of shares- net	5,331,327	533	2,910,375
Brokered Private placement of flow through Shares- net	25,000	2	13,310
Exercise of stock options	10,000	1	5,499
Foreign currency translation	-	-	-			(2,687)	(2,687)
Net loss for the year	-	-	-		(1,855,957)	(1,855,957)	-

Balance as of April 30, 2006	16,366,728	1,637	5,301,502	525,680	(3,231,792)	(1,858,644)	(5,162)

Exercise of warrants	10,000	1	8,986
Exercise of warrants	45,045	5	40,445
Exercise of warrants	16,000	2	14,278
Common shares issued for settlement of severance liability to ex-officer	141,599	14	113,116
Exercise of warrants	43,667	4	39,364
Exercise of warrants	17,971	2	15,937
Exercise of warrants	43,667	4	38,891
Exercise of warrants	16,000	2	14,251
Exercise of warrants	158,090	16	141,616
Issue of common shares for property payment	43,166	4	53,841
Exercise of warrants	64,120	6	57,863
Exercise of warrants	61,171	6	53,818
Exercise of stock options	24,000	2	17,998
Issuance of common shares for professional services	342,780	34	438,725
Brokered private placement of units-net	400,000	40	363,960
Brokered private placement of units-net	550,000	55	498,923
Stock based compensation-Directors and Officers			451,273
Exercise of stock options	50,000	5	37,495
Issuance of common shares for property payment	133,334	13	99,987
Issuance of common shares for professional services	160,000	16	131,184
Issuance of common shares for professional services	118,800	12	152,052
Issue of shares for flow-through warrants	200,000	20	153,980	(154,000)
Issue of shares for special warrants	404,000	41	375,679	(371,680)
Issue of 2,823,049 flow- through warrants -net				1,916,374
Issue of 334,218 unit special warrants-net				230,410
Issue of 3,105,358 common shares for 2,823,049 flow through warrants	3,105,358	310	1,916,064	(1,916,374)
Issue of 367,641 common shares for 334,218 unit special warrants	367,641	37	230,373	(230,410)
Registration rights penalty expense			188,125
Foreign currency translation						(58,446)	(58,446)

6

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Statements of Changes in Stockholders’ Equity
From Inception to July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

Net loss for the year					(3,703,590)	(3,703,590)

Balance as of April 30, 2007	22,883,137	2,288	10,949,726	-	(6,935,382)	(3,762,036)	(63,608)
Issuance of common shares for property payment	136,364	13	57,239		-	-	-
Stock based compensation-Directors and Officers			117,170		-	-
Foreign currency translation						39,958	39,958
Unrealized gain on available-for-sale securities						100,000	100,000
Net loss for the quarter	____________	_________	___________	___________	(1,052,544)	(1,052,544)	_______
Balance as of July 31, 2007	23, 019, 501	2,301	11,124,135		7,987,926	(912,586)	76,350

See condensed notes to the interim consolidated financial statements.

7

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

1.

BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of all recurring accruals) considered necessary for fair presentation have been included. Operating results for the interim period are not necessarily indicative of the results that may be expected for the year ended April 30, 2008. Interim financial statements should be read in conjunction with the Company’s annual audited financial statements.

The interim consolidated financial statements include the accounts of Yukon Gold Corporation, Inc. (the “Company”) and its wholly owned subsidiary Yukon Gold Corp. (“YGC”). All material inter-company accounts and transactions have been eliminated.

2.

GOING CONCERN

The Company has no source for operating revenue and expects to incur significant expenses before establishing operating revenue. The Company has a need for equity capital and financing for working capital and exploration and development of its properties. Because of continuing operating losses, the Company’s continuance as a going concern is dependent upon its ability to obtain adequate financing and to reach profitable levels of operation. The Company’s future success is dependent upon its continued ability to raise sufficient capital, not only to maintain its operating expenses, but to explore for ore reserves and develop those it has on its mining claims. There is no guarantee that such capital will continue to be available on acceptable terms, if at all or if the Company will attain profitable levels of operation.

Management has initiated plans to raise equity funding through the issuance of common shares including flow-through shares. The Company was successful in raising funds (net) of approximately $4 million during the year ended April 30, 2006, which assisted the Company in meeting its commitments and current requirements for project expenses and general and administrative expenses. The Company also raised (net) approximately $1.3 million during the six months ended October 31, 2006. The company further raised (net) an additional approximately $1.9 million through subscription of flow-through special warrants and raised (net) approximately $230,000 through subscription of unit special warrants during the three months ended January 31, 2007. The Company’s common shares are listed on the Toronto Stock exchange and included on the Over-The-Counter Bulletin Board maintained by NASDAQ in the United States. The trading of the Company’s stock in both the United States and Canada has expanded its investor base, as the Company continues to explore sources of funding from both the United States and Canada.

3.

NATURE OF OPERATIONS

The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in acquisition, exploration and development of its two mining properties, both located in the Yukon Territory in Canada. The Company has not yet determined whether these properties contain mineral reserves that are economically recoverable. The business of mining and exploring for minerals involves a high degree of risk and there can be no assurances that current exploration programs will result in profitable mining operations.

4.

EXPLORATION TAX CREDIT RECEIVABLE

The Company has a claim to the Yukon exploration tax credit, since it maintains a permanent establishment in the Yukon and has incurred eligible mineral exploration expenses as defined by the federal income tax regulations of Canada. The Company’s expectation of receiving this credit of $483,258 (CDN$536,465) is based on the history of receiving past credits. The Company will be filing tax returns to claim the 2007 credit of $329,024 (CDN$365,249) and has previously filed for the 2006 credit of $154,234 (CDN$171,216).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

5.

RESTRICTED CASH

Under Canadian income tax regulations, a company is permitted to issue flow-through shares whereby the company agrees to incur qualifying expenditures and renounce the related income tax deductions to the investors. Notwithstanding that, there is no specific requirement to segregate the funds. The flow-through funds, which are unexpended at the consolidated balance sheet date are considered to be restricted and are not considered to be cash or cash equivalents. As of July 31, 2007 and April 30, 2007, unexpended flow-through funds were $nil and $2,266,602 (CDN$2,516,155) respectively.

6.

STOCK BASED COMPENSATION

Per SEC Staff Accounting Bulletin 107, Topic 14.F, “Classification of Compensation Expense Associated with Share-Based Payment Arrangements” stock based compensation expense is being presented in the same lines as cash compensation paid.

The Company adopted a new Stock Option Plan at its shareholders meeting on January 19, 2007 (the “2006 Stock Option Plan”). The 2006 Stock Option Plan will be administered by the board of directors of the Company or, in the board of directors’ discretion, by a committee appointed by the board of directors for that purpose. The TSX approved the 2006 Stock Option plan on March 9, 2007

Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 shares ("Total Shares"). Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of shares available for grant under the 2006 Stock Option Plan. Any shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

Under the 2006 Stock Option Plan, at no time shall: (i) the number of shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares; (ii) the number of shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding shares. In addition, the number of shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding shares.

The purchase price (the “Price”) per share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the shares have not traded on the TSX or another stock exchange for an extended period of time, the “market price” will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which an option may be exercised by the Eligible Participant. The Company has adopted SFAS123 (Revised) commencing May 1, 2005.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

For the quarter ended July 31, 2007, the Company recognized in the financial statements, stock-based compensation costs as per the following details. The fair value of each option used for the purpose of estimating the stock compensation is based on the grant date using the Black-Scholes option pricing model with the following weighted average assumptions:

	19-Jan	20-Mar	28-Mar
	2007	2007	2007	Total
Risk free rate	4.50%	4.50%	4.50%
Volatility factor	45.19%	57.48%	98.67%
Expected dividends	nil	nil	nil
Stock-based compensation cost expensed during the quarter ended July 31, 2007	$98,551	$6,648	$11,971	$117,170
Unexpended Stock -based compensation cost deferred over the period	$73,279	$43,474	$31,452	$148,205

As of July 31, 2007 there was $148,205 of unrecognized expenses related to non-vested stock-based compensation arrangements granted. The stock-based compensation expense for the quarter ended July 31, 2007 was $117,170.

7.

ISSUANCE OF COMMON SHARES

Year ended April 30, 2007

On May 29, 2006 the Company issued 10,000 common shares for the exercise of 10,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $8,987 (CDN$10,000).

On May 29, 2006 the Company issued 45,045 common shares for the exercise of 45,045 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $40,450 (CDN$45,045).

On May 29, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,280 (CDN$16,000).

On May 30, 2006 the Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $113,130 (CDN$128,855) was converted to 141,599 common shares at $0.80 (CDN$0.91).

On June 22, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $39,368 (CDN$43,667).

On June 28, 2006 the Company issued 17,971 common shares for the exercise of 17,971 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $15,939 (CDN$17,971).

On June 28, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $38,895 (CDN$43,667).

On June 28, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,253 (CDN$16,000).

On June 29, 2006 the Company issued 158,090 common shares for the exercise of 158,090 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $141,632 (CDN$158,090).

On July 7, 2006 the Company issued 43,166 common shares in settlement of a property   payment on the Mount Hinton property. The shares represent $53,845 (CDN$60,000) payment and were valued   $1.25 (CDN$1.39) each.

On July 7, 2006 the Company issued 64,120 common shares for the exercise of 64,120 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $57,869 (CDN$64,120).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

7.

ISSUANCE OF COMMON SHARES-Cont’d

On July 17, 2006 the Company issued 61,171 common shares for the exercise of 61,171 warrants at $0.88 (CDN$1.00) from a warrant holder in consideration of $53,824 (CDN$61,171).

On August 11, 2006 the Company issued 817,980 restricted shares in total to three consultants for services relating to business promotion and development. These consultants assisted management in the preparation of financial offerings and in arranging meetings and making presentations to the brokerage community and institutional investors in both the United States and Canada. Except for 342,780 common shares which were earned by these consultants as of October 31, 2006, the balance of 475,200 common shares were held in escrow to be released to each consultant in 8 monthly installments of 19,800 common shares commencing November 1, 2006. Out of 475,200 common shares held in escrow, the Company received back 356,400 common shares for cancellation.

On September 7, 2006 the Company issued 24,000 shares to an officer upon exercising 24,000 vested stock options at $0.75 for a total of $18,000.

On October 3, 2006, the Company completed a brokered private placement and issued 400,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $400,000. The Company paid a finders fee of 6% and reimbursed expenses for 3% of the total consideration. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term.

On October 3, 2006, the Company completed another brokered private placement and issued 550,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $550,000. The Company paid a finders fee of $33,000 and reimbursed expenses for $18,022 (CDN$20,000). The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term.

On December 12, 2006 the Company issued 50,000 shares to a former officer upon exercising of 50,000 vested stock options at $0.75 for a total of $37,500.

On December 6, 2006 the board of directors authorized the issuance of 133,334 common shares in the amount of $100,000 for a property payment to Atna Resources Ltd., along with a cash payment of $86,805 (CDN$100,000) as per terms of the agreement. The common shares along with the cash payment were delivered to Atna Resources Ltd. on December 12, 2006. This entire payment of $186,805 was expensed in the consolidated statements of operations.

On December 19, 2006 the Company issued 160,000 common shares to a consultant for services rendered. These services related to the consulting agreement dated March 21, 2006. As per terms of that agreement, the Consultant was to provide to the Company market and financial advice and expertise as may be necessary relating to the manner of offering and pricing of securities. The agreement was for a period of twelve months commencing the day of trading of the Company’s stock on the Toronto Stock Exchange (April 19, 2006). As per the agreement, the Consultant was to be compensated a fee equal to 240,000 restricted common shares of the Company with a fair value of $196,800 and was to receive these shares on a monthly basis. Each party was able to cancel the agreement on 30 days notice. The Company cancelled the agreement as of November 30, 2006 and on December 19, 2006 issued 160,000 common shares as full and final consideration.

On December 19, 2006 the Company issued 200,000 common shares in lieu of sale of 200,000 Flow-Through Special Warrants made to a Canadian accredited investor, for $180,000 (CDN$205,020) on December 30, 2005. Each Flow-Through Special Warrant entitled the Holder to acquire one flow-through common share of the Company at no additional cost.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

7.

ISSUANCE OF COMMON SHARES-Cont’d

On December 28, 2006, the Company completed a private placement of 2,823,049 flow-through special warrants (which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at a price of $0.90 (CDN$1.05) per warrant and 334,218 unit special warrants at a price of $0.77 (CDN$0.90) per warrant for aggregate gross proceeds to the Company of $2,801,610 (CDN$3,264,996).  Each flow-through special warrant entitles the holder to acquire, for no additional consideration, one common share of the Company.  Each unit special warrant entitles the holder to acquire, for no additional consideration, one common share and one common share purchase warrant of the Company.  Each common share purchase warrant entitles the holder to acquire one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date.  In connection with this private placement, the Company agreed to file a prospectus in Canada qualifying the issuance of the common shares and warrants issuable upon the exercise of the special warrants as well as those common shares issuable on exercise of the common share purchase warrants. In addition, the Company agreed to file a registration statement in the United States covering the re-sale of common shares underlying the units and warrants by the respective shareholders.  The Company subsequently declined to file a prospectus in Canada but did file the registration statement in the United States.  As a result of the Company’s decision not to file a prospectus in Canada, primarily because of the cost involved, the Company was obligated to pay a penalty to the holders of the securities issued in the private placement.  As a result of the penalty, (i) each flow-through special warrant entitles the holder to acquire 1.1 common shares on exercise thereof and (ii) each unit special warrant entitles the holder to acquire 1.1 common shares and 1.1 common share purchase warrants on exercise thereof.  In connection with the private placement, Northern Securities Inc., the lead agent, received a cash commission of $171,164 (CDN$198,550) as well as 169,042 flow-through compensation options and 23,395 unit compensation options.  In addition, as part of the private placement, Limited Market Dealer Inc. received a cash commission of $25,862 (CDN$30,000) as well as 28,571 flow-through compensation options and Novadan Capital Ltd. received a cash payment of $28,362 (CDN$32,900) as well as 32,900 unit compensation options.  Each flow-through compensation option entitles the holder to acquire, for no additional consideration, one flow-through compensation warrant, each exercisable into one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006.  Each unit compensation option entitles the holder to acquire, for no additional consideration, one unit compensation warrant, each exercisable at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006.  As a result of the penalty, (i) each flow-through compensation option entitles the holder to acquire 1.1 flow-through compensation warrants on exercise thereof and (ii) each unit compensation option granted to Northern Securities, Inc. entitles the holder to acquire 1.1 unit compensation warrants on exercise thereof.  The private placement was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to an exemption afforded by Regulation S promulgated under the Securities Act (“Regulation S”).

On January 11, 2007, the Company issued its obligated 400,000 common shares and an additional 4,000 common shares as penalty, in lieu of sale of 400,000 Special Warrants to a Canadian accredited investor for $404,000 paid on December 15, 2005. Each Special Warrant entitled its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. The Company was obligated to have a registration statement become effective within 181 days of the closing. In the absence of a registration statement being declared effective within 181 days of the closing, the Company issued an additional 4,000 common shares to the Canadian accredited investor at no extra cost as a penalty.  The Company expensed an amount of $5,000 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

On April 25, 2007 the Company issued 2,823,049 common shares and an additional 282,309 shares as a penalty, relating to the private placement of 2,823,049 flow-through special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $163,739 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

7.

ISSUANCE OF COMMON SHARES-Cont’d

On April 25, 2007 the Company issued 334,218 common shares and an additional 33,423 shares as a penalty, relating to the private placement of 334,218 unit special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $19,386 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

Three Months ended July 31, 2007

On July 7, 2007 the Company issued 136,364 common shares in settlement of a property payment on the Mount Hinton property. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each.

8.

COMMITMENTS AND CONTINGENCIES

(a)

Mount Hinton Property Mining Claims

On July 7, 2002 Yukon Gold Corp. (“YGC”) entered into an option agreement with the Hinton Syndicate to acquire a 75% interest in the 273 unpatented mineral claims covering approximately 14,000 acres in the Mayo Mining District of the Yukon Territory, Canada. This agreement was replaced with a revised and amended agreement (the “Hinton Option Agreement”) dated July 7, 2005 which superseded the original agreement and amendments thereto. The new agreement is between the Company, its wholly owned subsidiary YGC and the Hinton Syndicate.

YGC must make scheduled cash payments and perform certain work commitments to earn up to a 75% interest in the mineral claims, subject to a 2% net smelter return royalty in favor of the Hinton Syndicate, as further described below.

The schedule of Property Payments and Work Programs are as follows:

PROPERTY PAYMENTS

On execution of the July 7, 2002 Agreement	$ 19,693 (CDN$ 25,000) Paid
On July 7, 2003	$ 59,078 (CDN$ 75,000) Paid
On July 7, 2004	$118,157 (CDN$ 150,000) Paid
On January 2, 2006	$125,313 (CDN$ 150,000) Paid
On July 7, 2006	$134,512 (CDN$ 150,000) Paid
On July 7, 2007	$141,979 (CDN$ 150,000) Paid
On July 7, 2008	$140,607 (CDN$ 150,000)
TOTAL	$739,339 (CDN$850,000)

WORK PROGRAM-expenditures to be incurred in the following periods;

July 7/02 to July 6/03	$ 118,157 (CDN$ 150,000) Incurred
July 7/03 to July 6/04	$ 196,928 (CDN$ 250,000) Incurred
July 7/04 to July 6/05	$ 256,006 (CDN$ 325,000) Incurred
July 7/05 to Dec. 31/06	$ 667,795 (CDN$ 750,000) Incurred
Jan. 1/07 to Dec. 31/07	$ 937,383 (CDN$ 1,000,000) Incurred
Jan. 1/08 to Dec. 31/08	$1,171,729 (CDN$ 1,250,000)
Jan. 1/09 to Dec. 31/09	$1,406,074 (CDN$ 1,500,000)
TOTAL	$4,754,072(CDN$5,225,000)

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

By letter agreement dated August 17, 2006, the Hinton Syndicate agreed to allow the Company to defer a portion of the Work Program expenditure scheduled to be incurred by December 31, 2006. The agreement to defer such Work program expenditures was due to the mechanical break-down of drilling equipment and the unavailability of replacement drilling equipment at the Mount Hinton site. As a result, the Company was allowed to defer the expenditure of approximately $220,681 (CDN$235,423) until December 31, 2007. All other Property Payments and Work Program expenditures due have been made and incurred.

Provided all Property Payments have been made that are due prior to the Work Program expenditure levels being attained, YGC shall have earned a:

25% interest upon completion of Work Program expenditures of $1,262,321 (CDN$1,500,000)

50% interest upon Work Program expenditures of $2,343,457 (CDN$2,500,000)

75% interest upon Work Program expenditures of $4,754,072 (CDN$5,225,000)

YGC has attained a 25% interest as at July 31, 2007. In some cases, payments made to service providers include amounts advanced to cover the cost of future work. These advances are not loans but are considered "incurred" exploration expenses under the terms of the Hinton Option Agreement. Section 2.2(a) of the Hinton Option Agreement defines the term, “incurred” as follows:   “Costs shall be deemed to have been “incurred” when YGC has contractually obligated itself to pay for such costs or such costs have been paid, whichever should first occur.” Consequently, the term, “incurred” includes amounts actually paid and amounts that YGC has obligated itself to pay. Under the Hinton Option Agreement there is also a provision that YGC must have raised and have available the Work Program funds for the period from July 7, 2005 to December 31, 2006, by May 15 of 2006. This provision was met on May 15, 2006.

The Hinton Option Agreement contemplates that upon the earlier of: (i) a production decision or (ii) investment of $4,754,072 (CDN$5,225,000) or (iii) YGC has a minority interest and decides not to spend any more money on the project, YGC’s relationship with the Hinton Syndicate will become a joint venture for the further development of the property. Under the terms of the Hinton Option Agreement, the party with the majority interest would control the joint venture. Once the 75% interest is earned, as described above, YGC has a further option to acquire the remaining 25% interest in the mineral claims for a further payment of $4,686,914 (CDN$5,000,000).

The Hinton Option Agreement provides that the Hinton Syndicate receive a 2% “net smelter return royalty.” In the event that the Company exercises its option to buy-out the remaining 25% interest of the Hinton Syndicate (which is only possible if the Company has reached a 75% interest, as described above) then the "net smelter return royalty" would become 3% and the Hinton Syndicate would retain this royalty interest only. The “net smelter return royalty” is a percentage of the gross revenue received from the sale of the ore produced from the mine less certain permitted expenses.

The Hinton Option Agreement entitles the Hinton Syndicate to recommend for appointment one member to the board of directors of the Company.

The Hinton Option Agreement provides both parties (YGC and Hinton Syndicate) with rights of first refusal in the event that either party desires to sell or transfer its interest.

The Hinton Syndicate members each have the option to receive their share of property payments in stock of the Company at a 10% discount to the market, once the Company has obtained a listing on a Canadian stock exchange. YGC and the Company have a further option to pay 40% of any property payment due after the payment on January 2, 2006 with common stock of the Company. On July 7, 2007 the Company issued 136,364 common shares, with the approval of the TSX,  in settlement of 40% of the property payment due on July 7, 2007. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each.  The $84,727 (CDN$90,000) balance was paid in cash to the members of the Hinton Syndicate on July 7, 2007. This entire issuance of shares and cash payment was expensed as project expense.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

The Hinton Syndicate Agreement pertains to an “area of interest” which includes the area within ten kilometers of the outermost boundaries of the 273 mineral claims, which constitute our mineral properties. Either party to the Hinton Syndicate Agreement may stake claims outside the 273 mineral claims, but each must notify the other party if such new claims are within the “area of interest.” The non-staking party may then elect to have the new claims included within the Hinton Syndicate Agreement. As of December 11, 2006, there were an additional 24 claims staked, known as the “Gram Claims” which became subject to the Hinton Syndicate Agreement.

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Mount Hinton project which was revised on May 15, 2007, totaling $1,410,949 (CDN$1,505,200) for the 2007 Work Program. The Company had approximately $70,304 (CDN$75,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $180,164 (CDN$200,000), on June 15, 2007 the Company paid $202,684 (CDN$225,000), being two of the four cash call payments. Due to delays in the drilling program the third payment of $562,430 (CDN$600,000) which was due on July 31, 2007 was changed to August 31, 2007 and was paid subsequently.  The fourth payment of $379,828 (CDN$405,200) which was originally due on August 15, 2007 was changed to September 15, 2007.

b) The Marg Property

In March 2005, the Company acquired rights to purchase 100% of the Marg Property, which consists of 402 contiguous mineral claims covering approximately 20,000 acres located in the Mayo Mining District of the Yukon Territory of Canada. Title to the claims is registered in the name of YGC.

The Company assumed the rights to acquire the Marg Property under a Property Purchase Agreement (“Agreement”) with Atna Resources Ltd. (“Atna”). Under the terms of the Agreement the Company paid $119,189 (CDN$150,000) cash and 133,333 common shares as a down payment. The Company made payments under the Agreement for $43,406 (CDN$50,000) cash and an additional 133,333 common shares of the Company on December 12, 2005; $86,805 (CDN$100,000) cash and an additional 133,334 common shares of the Company on December 12, 2006.

The Company has agreed to make subsequent payments under the Agreement of: (i) $93,738 (CDN$100,000) cash on or before December 12, 2007; and (ii) $187,477 (CDN$200,000) in cash and/or common shares of the Company (or some combination thereof to be determined) on or before December 12, 2008. Upon the commencement of commercial production at the Marg Property, the Company will pay to Atna $937,383 (CDN$1,000,000) in cash and/or common shares of the Company, or some combination thereof to be determined.

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Marg project totaling $2,980,877 (CDN$3,180,000) for the 2007 Work Program. The Company had approximately $515,561 (CDN$550,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $703,037 (CDN$750,000), on June 15, 2007 the Company paid $703,037 (CDN$750,000), and on July 15, 2007 the Company paid $703,037 (CDN$750,000) being three of the four cash call payments. The fourth payment of $356,205 (CDN$380,000) is due on August 15, 2007 and was paid subsequently.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

c) On July 23, 2007, Yukon Gold Corporation, Inc. (the “Company”) amended and restated an agreement with Northern Securities Inc. (“Northern”) pursuant to which Northern agreed to act as agent in connection with a $2,624,672 (CDN$2,800,000) private placement (the “Private Placement”).  Northern agreed to place or purchase for its own account $1,406,704 (CDN$1,500,000) in Units and $1,218,598 (CDN$1,300,000) of flow-through units (the “Flow-Through Units”).  Each Unit consists of one common share and one-half common share purchase warrant (a “Warrant”).  Each Flow-Through Unit consists of one flow-through common share and one half of a common share purchase warrant where each full warrant will enable its holder to purchase a non-flow-through share (a “Flow-Through Warrant”).  The “flow-through” shares entitle Canadian tax payers to certain tax credits which may be offset against Canadian income tax.  The Units were priced at $0.42 (CDN$0.45) per Unit.  Each whole Warrant (two half Warrants together) will be exercisable for one share of the Company’s common stock for a period of 24 months from the closing of the private placement at an exercise price of $0.56 (CDN$0.60) per share.  The Flow-Through Units are priced at $0.49 (CDN$0.52) per Flow-Through Unit.  Each whole Flow-Through Warrant will be exercisable into one share of the Company’s common stock  for a period of 24 months from the Closing Date at an exercise price of $0.66 (CDN$0.70) per share.  In connection with the Northern Agreement, the Company agreed to pay Northern a commission equal to 8% of the aggregate gross proceeds of the Private Placement and issue to Northern broker warrants in the amount of 8% of the aggregate number of Units and Flow-Through Units purchased through the Private Placement.   In addition, the Company agreed to pay Northern a due diligence fee of $70,304 (CDN$75,000).  The Private Placement is scheduled to close in two parts.  The first closing occurred on August 16, 2007 for aggregate gross proceeds of $1,073,425 (CDN$1,145,180). (See Note 12 – Subsequent Events).

9.

SHORT-TERM INVESTMENT IN AVAILABLE- FOR- SALE SECURITIES

The Company entered into a subscription agreement dated as of April 3, 2007 (the “Agreement”) with Industrial Minerals, Inc. (“Industrial Minerals”) to acquire (i) 5,000,000 common shares of Industrial Minerals at a price of $0.05 per share and (ii) a Warrant entitling the holder: (a) to purchase 5,000,000 common shares of Industrial Minerals at a purchase price of $0.05 per share (the “option price”) or, at the option of the holder, (b) to surrender the Warrant for a number of common shares to be determined by application of a formula which would result in a larger number of shares issued to the holder if the market price of the common stock is less than the option price at the time of exercise. The Warrant expires on April 3, 2008. The total subscription price paid by the Company was $250,000. The Company entered into the Agreement as of May 14, 2007. The common stock of Industrial Minerals is quoted on the Over-the-Counter Bulletin Board under the symbol, “IDSM.” The Company accounted for this investment as a short term investment in available-for-sale securities. The unrealized gain of $100,000 as at July 31, 2007 has been excluded from earnings and reported as ‘Other Comprehensive Income’. The Company executed an agreement to sell the securities on August 17, 2007 (See Note 12- Subsequent Events).

10.

PREPAID EXPENSES AND OTHER

Included in prepaid expenses and other is an amount of $83,915 (CDN$89,520) being Goods & Services tax receivable from the Federal Government of Canada. Included in prepaid expenses and other is a deposit of $1,932,019 (CDN $2,061,078) with a geological company for conducting exploration activities at the Mount Hinton and Marg properties.

11.

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

The Company entered into a one year consulting agreement with a consultant on December 28, 2006 commencing January 1, 2007. As per terms of the agreement, the consultant was to provide consulting services which included market awareness, financial and strategic advice. The Company was to compensate the consultant a fee of 500,000 restrictive shares over a period of twelve months with shares to be delivered on a monthly basis. The Company had accrued the cost of $136,668 in the April 30, 2007 statements, although in the opinion of the Company, it was not obligated to issue stock as the consultant was in breach of the contract due to non performance of the agreed services. The Company received a cancellation and waiver of the agreement from the consultant and reversed this accrual to the credit of general and administrative expense during the quarter ended July 31, 2007.

12.

SUBSEQUENT EVENTS

a)   Subsequent issue of common shares:

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

On August 16, 2007 the Company completed a private placement (the “Financing”) with Northern Securities Inc. (“Northern”), acting as agent. The Financing was comprised of the sale of 1,916,666 units (the “Units”) at $0.42 (CDN$0.45) per Unit (the “Unit Issue Price”) for gross proceeds of $808,446  (CDN$862,499.70) and the sale of 543,615 flow-through units (the “Flow-Through Units”) at $0.49 (CDN$0.52) per Flow-Through Unit (the “Flow-Through Unit Issue Price”) for gross proceeds of $264,979 (CDN$282,679.80), raising aggregate gross proceeds of approximately $1,073,425 (CDN$1,145,180).  Each Unit consisted of one non-flow through common share ("Common Share") and one half of one Common Share purchase warrant (each whole warrant, a "Warrant").  Each Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.56 (CDN$0.60) per share.  Each Flow-Through Unit consisted of one flow-through common share and one half of one Common Share purchase warrant (each whole warrant, an "FT Warrant").  Each FT Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.66 (CDN$0.70) per share.  Yukon Gold paid Northern a commission equal to 8% of the aggregate gross proceeds and issued 153,333 “Unit Compensation Options” and 43,489 “FT Unit Compensation Options”.  Each Unit Compensation Option is exercisable into one Unit at the Unit Issue Price until August 16, 2009.  Each FT Unit Compensation Option is exercisable into one Common Share and one half of one FT Warrant at the Flow-Through Unit Issue Price until August 16, 2009.  Yukon Gold has also granted Northern an option (the "Over-Allotment Option") exercisable until October 15, 2007 to offer for sale up to an additional $468,691 (CDN$500,000) of Units and/or Flow-Through Units on the same terms and conditions.  The Company paid a $70,304 (CDN$75,000) due diligence fee to Northern at closing and reimbursed Northern for its expenses.  The proceeds of the Financing will be used for the exploration and development of the Company’s two Yukon Territory based properties, and for working capital.

b)  Subsequent Commitments & Contingencies:

On August 15 the Company entered into an on-line investor relations marketing agreement with a consultant for a one year term, with the option to renew for an additional 12 months.  In return for services rendered, the Company will pay the consultant $1,875 (CDN$2,000) per month.  In addition, the consultant has been granted an option to purchase 125,000 shares of the Company at $0.42 (CDN$0.45) per share, with the option vesting in equal quarterly amounts of 31,250 shares on November 15, 2007, February 15, 2008, May 15, 2008 and August 15, 2008, and the first exercise date being August 15, 2008 and an expiry date of August 15, 2010.

On August 15, 2007 the Company paid $365,205 (CDN$380,000), being the fourth and final payment for the Marg Project 2007 Work Program.

On August 15, 2007 the Company paid $86,127 (CDN$91,880.20) towards the third cash call payment for the Mount Hinton 2007 Work Program. On August 31, 2007 the Company re-allocated $476,303 (CDN$508,119.80) being the balance of the third cash call payment for the Mount Hinton 2007 Work Program from cash call funds previously allocated to the Marg Project. These re-allocated funds are not presently needed for the Marg Project.

On August 17, 2007, the Company entered into an agreement with Global Capital SPE-1 LLC (“Global”) pursuant to which Global agreed to purchase 2 million shares of Industrial Minerals Inc. (“IDSM”) held by the Company for consideration of $140,000.  Pursuant to the Agreement, Global has the option to purchase from the Company an additional 3 million shares of IDSM for consideration of $210,000.  The Company also assigned to Global 5 million warrants to purchase IDSM stock.  The Company will receive up to $100,000 in the event that Global exercises all or a portion of the warrants.  Global consummated the purchase of the first 2 million shares of IDSM on September 6, 2007.

c) The Company announced on September 5, 2007 that its common stock will trade on the Frankfurt Stock Exchange.  The Company’s common stock will trade under the symbol “W8Y” and the German Securities Code A0JJ6Z.

3. Annual report for the year ended April 30, 2007

YUKON GOLD CORPORATION, INC.

(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 2007 AND APRIL 30, 2006
Together With Report of Independent Registered Public Accounting Firm
(Amounts expressed in US Dollars)

TABLE OF CONTENTS

Page No.
Report of Independent Registered Public Accounting Firm	F1

Consolidated Balance Sheets as at April 30, 2007 and April 30, 2006	F2-F3

Consolidated Statements of Operations for the years ended April 30, 2007 and April 30, 2006	F4

Consolidated Statements of Cash Flows for the years ended April 30, 2007 and April 30, 2006	F5

Consolidated Statements of Changes in Stockholders’ Equity for the years ended April 30, 2007 and April 30, 2006 and for the period from inception to April 30, 2006	F6

Notes to Consolidated Financial Statements	F7-29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Yukon Gold Corporation, Inc.
(An Exploration Stage Company)

We have audited the accompanying consolidated balance sheets of Yukon Gold Corporation, Inc. as at April 30, 2007 and 2006 and the related consolidated statements of operations, cash flows and stockholders’ equity for the years ended April 30, 2007 and 2006 and for the period from incorporation to April 30, 2007. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Yukon Gold Corporation, Inc. as at April 30, 2007 and 2006 and the results of its operations and its cash flows for the years ended April 30, 2007 and 2006 and for the period from incorporation to April 30, 2007 in conformity with United States generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is an exploration stage mining company and has no established source of revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plan regarding these matters are also described in the notes to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

“SCHWARTZ LEVITSKY FELDMAN LLP” Toronto, Ontario, Canada	Chartered Accountants
July 5, 2007	Licensed Public Accountants

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Consolidated Balance Sheets
As at April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

	April 30, 2007	April 30, 2006
	$	$
ASSETS
CURRENT ASSETS

Cash and cash equivalents	936,436	2,412,126
Prepaid expenses and other (note 6)	464,371	77,977
Exploration tax credit receivable (note 7)	483,258	153,145
Restricted Deposit (Note 14)	17,889	17,889
	1,901,954	2,661,137

RESTRICTED CASH (Note 13)	2,266,602	118,275
PROPERTY, PLANT AND EQUIPMENT (Note 8)	56,551	63,141
	4,225,107	2,842,553

The accompanying notes are an integral part of these consolidated financial statements.

APPROVED ON BEHALF OF THE BOARD
/s/ Paul Gorman________________________________
Paul Gorman, Director
/s/ Jose L. Guerra, Jr., Director________________________
Jose L. Guerra, Jr., Director

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Consolidated Balance Sheets
As at April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

	April 30, 2007	April 30, 2006
	$	$
LIABILITIES

CURRENT LIABILITIES

Accounts payable and accrued liabilities (Note 9)	260,134	232,282
Other Liability (Note 15)	-	3,750
Obligation under Capital Leases	2,812	2,792
Total Current Liabilities	262,946	238,824

Long -Term Portion of:
Obligations under Capital Lease	9,137	11,864

TOTAL LIABILITIES	272,083	250,688

COMMITMENTS AND CONTINGENCIES (Note 16)

SHAREHOLDERS’ EQUITY

CAPITAL STOCK (Note 10)	2,288	1,637

ADDITIONAL PAID-IN CAPITAL	10,949,726	5,301,502

SUBSCRIPTION FOR WARRANTS (Note 11)	-	525,680

ACCUMULATED OTHER COMPREHENSIVE LOSS	(63,608)	(5,162)

DEFICIT, ACCUMULATED DURING THE EXPLORATION STAGE	(6,935,382)	(3,231,792)
	3,953,024	2,591,865
	4,225,107	2,842,553
The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Consolidated Statements of Operations
For the years ended April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)
	Cumulative since inception	For the year ended April 30, 2007	For the year ended April 30, 2006
	$	$	$
OPERATING EXPENSES

General and administration (Note 12)	4,105,202	2,483,278	1,085,199
Project expenses	3,808,804	1,899,340	933,326
Exploration Tax Credit	(605,716)	(321,013)	(144,414)
Amortization	17,934	12,731	1,942
Loss on sale/disposal of capital assets	5,904	-	5,904

TOTAL OPERATING EXPENSES	7,332,128	4,074,336	1,881,957

LOSS BEFORE INCOME TAXES	(7,332,128)	(4,074,336)	(1,881,957)

Income taxes recovery	396,746	370,746	26,000

NET LOSS	(6,935,382)	(3,703,590)	(1,855,957)

Loss per share - basic and diluted		(0.20)	(0.17)

Weighted average common shares outstanding		18,152,531	10,742,784
The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Consolidated Statements of Cash Flows
For the years ended April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)
	Cumulative Since Inception	For the Year ended April 30, 2007	For the Year ended April 30, 2006
	$	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	(6,935,382)	(3,703,590)	(1,855,957)
Items not requiring an outlay of cash:
Amortization	17,934	12,731	1,942
Loss on sale/disposal of property, plant, equipment	5,904	-	5,904
Registration rights penalty expense	188,125	188,125
Shares issued for property payment	468,087	153,845	100,000
Common shares issued for settlement of severance liability to ex-officer	113,130	113,130
Stock-based compensation	676,519	451,273	225,246
Issue of shares for professional services	852,523	722,023	130,500
Issue of units against settlement of debts	20,077		20,077
Decrease (Increase) in prepaid expenses and other	(463,214)	(386,394)	25,855
Increase in exploration tax credit receivable	(483,258)	(330,113)	(80,942)
Increase in accounts payable and accrued liabilities	259,644	27,852	148,385
Increase in restricted cash	(2,266,602)	(2,148,327)	(118,275)
Increase in restricted deposit	(17,889)	-	(17,889)
Increase (Decrease) in other liabilities		(3,750)	3,750

NET CASH USED IN OPERATING ACTIVITIES	(7,564,402)	(4,903,195)	(1,411,404)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(80,738)	(6,141)	(67,813)

NET CASH USED IN INVESTING ACTIVITIES	(80,738)	(6,141)	(67,813)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments from a shareholder	1,180		-
Proceeds (Repayments) from Demand promissory notes	200,000		(298,649)
Proceeds from Convertible promissory notes converted	200,500		-
Proceeds from the exercise of stock options	61,000	55,500	5,500
Proceeds from exercise of warrants - net	450,309	429,537	20,772
Proceeds from subscription of warrants - net	525,680		525,680
Proceeds from issuance of units/shares - net	7,189,001	3,009,762	3,538,147
Proceeds (Repayments) from capital lease obligation	11,949	(2,707)	14,656

NET CASH PROVIDED BY FINANCING ACTIVITIES	8,639,619	3,492,092	3,806,106

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES	(58,043)	(58,446)	5,981

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS FOR THE YEAR	936,436	(1,475,690)	2,332,870
Cash and cash equivalents, beginning of year	-	2,412,126	79,256

CASH AND CASH EQUIVALENTS, END OF YEAR	936,436	936,436	2,412,126
INCOME TAXES PAID		-	-
INTEREST PAID		-	-

The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Consolidated Statements of Changes in Stockholders’ Equity
From Inception to April 30, 2007
	Number of Common Shares	Common Shares Amount	Additional Paid-in Capital	Subscription for Warrants	Deficit, Accumulated during the Exploration Stage	Comprehensive Income (loss)	Accumulated Other Comprehensive Income (loss)
	#	$	$	$	$	$	$
Issuance of Common shares	2,833,377	154,063	-	-	-	-	-
Issuance of warrants	-	-	1,142	-	-	-	-
Foreign currency translation	-	-	-	-		604	604
Net loss for the year	-	-	-		(124,783)	(124,783)	-

Balance as of April 30, 2003	2,833,377	154,063	1,142	-	(124,783)	(124,179)	604

Issuance of Common shares	1,435,410	256,657	-	-	-	-
Issuance of warrants	-	-	2,855	-	-	-
Shares repurchased	(240,855)	(5,778)	-	-	-	-
Recapitalization pursuant to reverse acquisition	2,737,576	(404,265)	404,265	-	-	-
Issuance of Common shares	1,750,000	175	174,825	-	-	-
Issuance of Common shares for Property Payment	300,000	30	114,212	-	-	-
Foreign currency translation	-	-	-	-	-	(12,796)	(12,796)
Net loss for the year	-	-	-	-	(442,906)	(442,906)	-

Balance as of April 30, 2004	8,815,508	882	697,299	-	(567,689)	(455,702)	(12,192)

Issuance of Common shares for Property Payment	133,333	13	99,987	-	-	-	-
Issuance of common shares on Conversion of Convertible Promissory note	76,204	8	57,144	-	-	-	-
Foreign currency translation	-	-	-	-	-	9,717	9,717
Net loss for the year	-	-	-	-	(808,146)	(808,146)	-

Balance as of April 30, 2005	9,025,045	903	854,430	-	(1,375,835)	(798,429)	(2,475)

Stock based compensation - Directors and officers			216,416
Stock based compensation - Consultants			8,830
Issue of common shares and Warrants on retirement of Demand Promissory note	369,215	37	203,031
Units issued to an outside company for professional services settlement	24,336	2	13,384
Units issued to an officer for professional services settlement	12,168	1	6,690
Issuance of common shares for professional services	150,000	15	130,485
Units issued to shareholder	490,909	49	269,951
Units issued to a director	149,867	15	82,412
Units issued to outside subscribers	200,000	20	109,980
Issuance of common shares on Conversion of Convertible Promissory notes	59,547	6	44,654
Issuance of common shares on Exercise of warrants	14,000	2	11,998
Issuance of common shares on Conversion of Convertible Promissory notes	76,525	8	57,386
Private placement of shares	150,000	15	151,485
Issuance of Common shares for property payment	133,333	13	99,987
Issuance of common shares on Conversion of Convertible Promissory notes	34,306	4	25,905
Issuance of common shares on Exercise of warrants	10,000	1	8,771
Issuance of common shares on Conversion of Convertible Promissory notes	101,150	10	76,523
Issue of 400,000 Special Warrants net				371,680
Issue of 200,000 flow through warrants				154,000
Brokered private placement of shares- net	5,331,327	533	2,910,375
Brokered Private placement of flow through Shares- net	25,000	2	13,310
Exercise of stock options	10,000	1	5,499
Foreign currency translation	-	-	-			(2,687)	(2,687)
Net loss for the year	-	-	-		(1,855,957)	(1,855,957)	-

Balance as of April 30, 2006	16,366,728	1,637	5,301,502	525,680	(3,231,792)	(1,858,644)	(5,162)

Exercise of warrants	10,000	1	8,986
Exercise of warrants	45,045	5	40,445
Exercise of warrants	16,000	2	14,278
Common shares issued for settlement of severance liability to ex-officer	141,599	14	113,116
Exercise of warrants	43,667	4	39,364
Exercise of warrants	17,971	2	15,937
Exercise of warrants	43,667	4	38,891
Exercise of warrants	16,000	2	14,251
Exercise of warrants	158,090	16	141,616
Issue of common shares for property payment	43,166	4	53,841
Exercise of warrants	64,120	6	57,863
Exercise of warrants	61,171	6	53,818
Exercise of stock options	24,000	2	17,998
Issuance of common shares for professional services	342,780	34	438,725
Brokered private placement of units-net	400,000	40	363,960
Brokered private placement of units-net	550,000	55	498,923
Stock based compensation-Directors and Officers			451,273
Exercise of stock options	50,000	5	37,495
Issuance of common shares for property payment	133,334	13	99,987
Issuance of common shares for professional services	160,000	16	131,184
Issuance of common shares for professional services	118,800	12	152,052
Issue of shares for flow-through warrants	200,000	20	153,980	(154,000)
Issue of shares for special warrants	404,000	41	375,679	(371,680)
Issue of 2,823,049 flow- through warrants -net				1,916,374
Issue of 334,218 unit special warrants-net				230,410
Issue of 3,105,358 common shares for 2,823,049 flow through warrants	3,105,358	310	1,916,064	(1,916,374)
Issue of 367,641 common shares for 334,218 unit special warrants	367,641	37	230,373	(230,410)
Registration rights penalty expense			188,125
Foreign currency translation						(58,446)	(58,446)
Net loss for the year					(3,703,590)	(3,703,590)
Balance as of April 30, 2007	22,883,137	2,288	10,949,726	0	(6,935,382)	(3,762,036)	(63,608)

The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

1. BASIS OF PRESENTATION

The audited consolidated financial statements include the accounts of Yukon Gold Corporation, Inc. (the “Company”) and its wholly owned Canadian operating subsidiary, Yukon Gold Corp. (“YGC”). All material inter-company accounts and transactions have been eliminated.

2. GOING CONCERN

The Company has no source for operating revenue and expects to incur significant expenses before establishing operating revenue. The Company has a need for equity capital and financing for working capital and exploration and development of its properties. Because of continuing operating losses, the Company’s continuance as a going concern is dependent upon its ability to obtain adequate financing and to reach profitable levels of operation. The Company’s future success is dependent upon its continued ability to raise sufficient capital, not only to maintain its operating expenses, but to explore for ore reserves and develop those it has on its mining claims. There is no guarantee that such capital will continue to be available on acceptable terms, if at all or if the Company will attain profitable levels of operation.

Management has initiated plans to raise equity funding through the issuance of common shares including flow-through shares. The Company was successful in raising funds (net) of approximately $4 million during the year ended April 30, 2006, which assisted the Company in meeting its commitments and current requirements for project expenses and general and administrative expenses. The Company also raised (net) approximately $1.3 million during the six months ended October 31, 2006. The company further raised (net) an additional approximately $1.9 million through subscription of flow-through special warrants and raised (net) approximately $230,000 through subscription of unit special warrants during the three months ended January 31, 2007. The Company’s common shares are listed on the Toronto Stock exchange and included on the Over-The-Counter Bulletin Board maintained by NASDAQ in the United States. The trading of the Company’s stock in both the United States and Canada has expanded its investor base, as the Company continues to explore sources of funding from both the United States and Canada.

These consolidated financial statements have been prepared in accordance with United States generally acceptable accounting principles applicable to a going concern. Accordingly, they do not give effect to adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and liquidate its liabilities and commitments in other than the normal course of business and at amounts different from those in the accompanying consolidated financial statements.

3. NATURE OF OPERATIONS

The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in acquisition, exploration and development of its two mining properties, both located in the Yukon Territory in Canada. The Company has not yet determined whether these properties contain mineral reserves that are economically recoverable. The business of mining and exploring for minerals involves a high degree of risk and there can be no assurances that current exploration programs will result in profitable mining operations.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a) Use of Estimates

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America. Because a precise determination of assets and liabilities, and correspondingly revenues and expenses, depends on future events, the preparation of consolidated financial statements for any period necessarily involves the use of estimates and assumption. Actual amounts may differ from these estimates. These consolidated financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

b) Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short maturity of those instruments.

c)  Other Financial Instruments

The carrying amounts of the Company’s restricted cash, restricted deposit, accounts receivable, exploration tax credit receivable and accounts payable and accrued liabilities approximates fair values because of the short maturity of these instruments.

Commodity Price Risk:
The ability of the Company to develop its properties and the future profitability of the Company is directly related to the market price of certain minerals.

Foreign exchange risk:
The Company conducts some of its operating activities in Canadian dollar. The Company is therefore subject to gains or losses due to fluctuations in Canadian currency relative to the US dollar.

d) Long-term Financial Instruments

The fair value of each of the Company’s long-term financial assets and debt instruments is based on the amount of future cash flows associated with each instrument discounted using an estimate of what the Company’s current borrowing rate for similar instruments of comparable maturity would be.

e) Property, plant and equipment

Property, plant, and equipment are recorded at cost less accumulated amortization. Amortization is provided commencing in the month following acquisition using the following annual rate and method:

Computer equipment	20%	declining balance method
Furniture and fixtures	20%	declining balance method
Office Equipment	20%	declining balance method

f) Operating and Capital Leases

Costs associated with operating leases are expensed as incurred. The cost of assets acquired via capital leases are capitalized and amortized over their useful lives. An offsetting liability is established to reflect the future obligation under capital leases. This liability is reduced by the future principal payments.

g)  Foreign Currency Translation

The Company’s operating subsidiary is a foreign private company and maintains its books and records in Canadian dollars (the functional currency). The subsidiary’s financial statements are converted to US dollars for consolidation purposes. The translation method used is the current rate method, which is the method mandated by SFAS No. 52 where the functional currency is the foreign currency. Under the current rate method all assets and liabilities are translated at the current rate, stockholders’ equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

 YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in Accumulated Other Comprehensive Income (Loss).

h)  Income taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement bases of assets and liabilities.

Current income tax expense (recovery) is the amount of income taxes expected to be payable (recoverable) for the current period. A deferred tax asset and/or liability is computed for both the expected future impact of differences between the financial statement and tax bases of assets and liabilities and for the expected future tax benefit to be derived from tax losses. Valuation allowances are established when necessary to reduce deferred tax asset to the amount expected to be “more likely than not” realized in future tax returns. Tax law and rate changes are reflected in income in the period such changes are enacted.

i) Revenue Recognition

The Company’s revenue recognition policies are expected to follow common practice in the mining industry. Revenue is recognized when concentrate or dore bars, in the case of precious metals, is produced in a mill processing ore from one or more mines. The only condition for recognition of revenue in these instances is the production of the dore or concentrate. In order to get the ore to a concentrate stage the ore must be mined and transported to a mill where it is crushed and ground. The ground product is then processed by gravity separation and/or flotation to produce a concentrate. In some circumstances chemical treatment is used to extract the precious metals from the concentrate into a solution. This solution is then subjected to various processes to precipitate the precious metals back to a solid state that can be melted down and poured into a mould to produce a dore bar (a combination of gold and silver).

j) Comprehensive Income

The Company has adopted SFAS No. 130 Reporting Comprehensive Income. This standard requires companies to disclose comprehensive income in their consolidated financial statements. In addition to items included in net income, comprehensive income includes items currently charged or credited directly to stockholders’ equity, such as foreign currency translation adjustments.

k) Long-Lived Assets

In accordance with Financial Accounting Standard Board Statement No. 144, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At April 30, 2007 and 2006, no impairments were recognized. Amortization expense for the years ended April 30, 2007 and 2006 was $12,731 and $1,942 respectively.

l) Acquisition, Exploration and Evaluation Expenditures

The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in the acquisition, exploration and development of mining properties. Mineral property acquisition and exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. For the purpose of preparing financial information, all costs associated with a property that has the potential to add to the Company’s proven and probable reserves are expensed until a final feasibility study demonstrating the existence of proven and probable reserves is completed. No costs have been capitalized in the periods covered by these financial statements. Once capitalized, such costs will be amortized using the units-of-production method over the estimated life of the probable reserve.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

m)  Stock Based Compensation

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No.123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”), which is a revision of FASB Statement No.123, Accounting for Stock-Based Compensation. SFAS 123(R) requires expense for all equity instruments given to employees and non-employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The Company had adopted the provisions of SFAS 123 (R) on May 1, 2005. As of April 30, 2007 there was $265,375 of unrecognized expense related to non-vested stock-based compensation arrangements granted. The total stock-based compensation expense relating to all employees and non employees for the years ended April 30, 2007 and 2006 was $451,273and $225,246 respectively.

n) Earnings or Loss per Share

The Company has adopted FAS No. 128, “Earnings per Share”, which requires disclosure on the financial statements of “basic” and “diluted” loss per share. Basic loss per share is computed by dividing net loss by the weighted average number of common shares outstanding for the year. Diluted loss per share is computed by dividing net loss by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year. There were no common equivalent shares outstanding at April 30, 2007 and 2006 that have been included in dilutive loss per share calculation as the effects would have been anti-dilutive. At April 30, 2007, there were 2,084,000 options from the 2003 Stock Option Plan and 400,000 options from the 2006 Stock Option Plan and 5,411,703 warrants outstanding. At April 30, 2006, there were 2,958,000 options and 4,651,270 warrants outstanding.

o) Flow-Through Financing

The Company has financed a portion of its exploration activities through the issue of flow-through shares, which transfer the Canadian tax deductibility of exploration expenditure to the investor. Proceeds received from the issuance of such shares are allocated between the offering of shares and the sale of tax benefits. The allocation is made based on the difference between the quoted price of the existing shares and the amount the investor pays for the shares. A liability is recognized for the difference.

Resource expenditure deductions for income tax purposes related to exploration and development activities funded by flow-through share arrangements are renounced to investors in accordance with the income tax legislation in Canada. On such renunciation, a deferred tax liability is created and the liability recognized at issuance reversed. The Company recognized the benefit of tax losses to offset the deferred tax liability resulting in an income tax recovery.

p) Recent Pronouncements

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in enterprises’ financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognizing, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the effect, if any, FIN 48 will have on its financial position and operations.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measures” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements, however the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently reviewing the effect, if any, FIN 48 will have on its financial position and operations.

p) Recent Pronouncements (Cont’d.)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company’s future reported financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159 (“SFAS 159”) - the fair value option for financial assets and liabilities including in amendment of SFAS 115.
This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November15, 2007, and interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair value measurements. The Company is currently evaluating the impact of SFAS No. 159 on its consolidated financial statements.

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 108 (Topic 1N), “Quantifying Misstatements in Current Year Financial Statements” (“SAB No. 108”). SAB No. 108 addresses how the effect of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires SEC registrants (i) to quantify misstatements using a combined approach which considers both the balance sheet and income statement approaches; (ii) to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors; and (iii) to adjust their financial statements if the new combined approach results in a conclusion that an error is material. SAB No. 108 addresses the mechanics of correcting misstatements that include effects from prior years. It indicates that the current year correction of a material error that includes prior year effects may result in the need to correct prior year financial statements even if the misstatement in the prior year or years is considered immaterial. Any prior year financial statements found to be materially misstated in years subsequent to the issuance of SAB No. 108 would be restated in accordance with SFAS No. 154, “Accounting Changes and Error Corrections.” Because the combined approach represents a change in practice, the SEC staff will not require registrants that followed an acceptable approach in the past to restate prior years’ historical financial statements. Rather, these registrants can report the cumulative effect of adopting the new approach as an adjustment to the current year’s beginning balance of retained earnings. If the new approach is adopted in a quarter other than the first quarter, financial statements for prior interim periods within the year of adoption may need to be restated. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The implementation of SAB No. 108 is not expected to have a material impact on the Company’s results of operations and financial condition.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

5. COMPREHENSIVE INCOME (LOSS)
The components of comprehensive loss are as follows:
	For the year ended	For the year ended
	April 30, 2007	April 30, 2006
	$	$

Net loss	(3,703,590)	(1,855,957)
Other comprehensive income (loss) Foreign currency translation	(58,446)	(2,687)

Comprehensive loss	(3,762,036)	(1,858,644)

The foreign currency translation adjustments are not currently adjusted for income taxes as the Company’s operating subsidiary is located in Canada and the adjustments relate to the translation of the financial statements from Canadian dollars into United States dollars, which are done as disclosed in note 4 (g).

6. PREPAID EXPENSES AND OTHER

Included in prepaid expenses and other is an amount of $27,280 (CDN$30,284) (prior year: $22,492 (CDN$25,146)) being Goods & Services tax receivable from the Federal Government of Canada. Included in prepaid expenses and other is a deposit of $189,172 (CDN $210,000) (prior year: $44,723 (CDN $50,000)) with a contractor for start up and demobilization costs for diamond drilling at drill sites to be selected by the Company. Prepaid expense also includes $223,741(CDN$(248,374) being a deposit with a geological company for conducting exploration activities at the Mount Hinton and Marg properties.

7.  EXPLORATION TAX CREDIT RECEIVABLE

The Company has a claim to the Yukon exploration tax credit, since it maintains a permanent establishment in the Yukon and has incurred eligible mineral exploration expenses as defined by the federal income tax regulations of Canada. The Company’s expectation of receiving this credit of $483,258 (CDN$536,465) is based on the history of receiving past credits. The Company will be filing tax returns to claim the 2007 credit of $329,024 (CDN$365,249) and has previously filed for the 2006 credit of $154,234 (CDN$171,216).

8. PROPERTY, PLANT AND EQUIPMENT

	April 30, 2007	April 30, 2006
	$	$

Computer Equipment	23,936	22,322
Furniture and fixtures	36,160	31,382
Capital leases:
Office Equipment	15,566	15,456

Cost	75,662	69,160

Less: Accumulated amortization

Computer Equipment	8,723	5,035
Furniture and fixtures	7,275	984
Capital leases:
Office Equipment	3,113	-
	19,111	6,019

Net	56,551	63,141

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)
9. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
	April 30, 2007	April 30, 2006
	$	$
Accounts payable and accrued liabilities are comprised of the following:

Trade payables	30,150	41,082
Accrued liabilities	229,984	191,200
	260,134	232,282

10. CAPITAL STOCK

a) Authorized

50,000,000 of Common shares, $0.0001 par value

b) Issued

22,883,137 Common shares (16,366,728 in 2006)

c) Changes to Issued Share Capital

Year ended April 30, 2006

On August 5, 2005 the board of directors authorized the issuance of 369,215 common shares and 184,608 share purchase warrants in settlement of a demand promissory note in the amount of $200,000 plus interest of $3,068.25. Each common share was priced at $0.545 and each full warrant at $0.01. Each share purchase warrant entitles the holder to purchase one common share for $1.00 per share on or before August 5, 2007.

On August 23, 2005 the board of directors approved the issuance of 24,336 Units to an arms length investor and 12,168 Units to an officer of the Company at $0.55 per Unit, in settlement of an accounts payable for services, for a total of $20,077 (CDN$24,398). Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share for a period expiring on August 15, 2007.

On August 25, 2005 the Company entered into a Consulting Agreement with Endeavor Holdings, Inc. (Endeavor) of New York, New York to assist the Company in raising capital. Under the terms of this agreement the Company agreed to pay Endeavor 150,000 common shares at the rate of 25,000 shares per month. Either party could cancel the agreement on 30 days notice. The Company issued 150,000 common shares valued at $130,500 to Endeavor.

On August 26, 2005 the board of directors approved the issuance of 490,909 Units at $0.55 per Unit to an arms length accredited shareholder for a total of $270,000. Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share, after one year and seven days following closing, for a period of two (2) years following the date that is one year and seven days after the closing. The Company received $20,000 of the subscription price on August 12, 2005 as a loan to be applied to the subscription price and $100,000 on September 15, 2005 and a promissory note for $150,000 due on or before October 1, 2005 for the balance of the subscription price. The Promissory note was paid in full by the due date. This arms length shareholder subsequently became a director of the Company on November 2, 2005 and chairman of the Board on July 11, 2006.

On August 29, 2005, the Company completed the sale of 149,867 Units at $0.55 per Unit to a director of the Company for $82,427 (CDN$100,000). Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share for a period expiring on August 5, 2007.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

10. CAPITAL STOCK-CONT’D

c) Changes to Issued Share Capital (cont’d)

On August 31, 2005, the Company accepted subscriptions from four accredited investors and one accredited corporation, all residents of Canada, for a total of 200,000 Units priced at $0.55 per Unit for a total of $110,000. Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share for a period expiring August 31, 2007.

On October 18 and 24, 2005 the Company issued a total of 59,547 common shares and 29,167 warrants covering the principal amount of $43,750 plus interest of $910 on conversion of convertible promissory note issued on October 6, 2004. Refer to note 12 (b).

On October 18, 2005 the Company authorized the issuance of 14,000 common shares for the exercise of 14,000 warrants from a warrant holder in consideration of $12,000.

On November 9, 2005, the accredited investor converted the promissory note, referred to in Note 12 (c) on its due date and the Company issued 76,525 common shares and 37,500 warrants covering the principal amount of $56,250 and interest in the amount of $1,143 in accordance with the conversion provisions of the notes. The expiry date of the warrants was extended to 15 months after the conversion date.

On December 5, 2005 the board of directors authorized the issuance of 150,000 common shares and 150,000 share purchase warrants in consideration of $100,000 cash and a promissory note for $51,500 due January 15, 2006 which was subsequently paid. Each common share was valued at $1.00 and each warrant at $0.01. Each warrant entitles the warrant holder to purchase one common share at $1.00 on or before December 4, 2006.

On December 6, 2005 the board of directors authorized the issuance of 133,333 common shares in the amount of $100,000 for a property payment to Atna Resources Ltd., along with a cash payment of $43,406 (CDN$50,000) as per terms of the agreement. The common shares along with the cash payment were delivered to Atna Resources Ltd. on December 12, 2005. This entire payment of $143,406 was expensed in the consolidated statements of operations.

On December 7, 2005 the accredited investor converted the promissory notes, referred to in Note 12 (d) on their due dates and the Company issued 34,306 common shares and 17,001 warrants covering the principal amounts of $25,500 and interest in the amount of $409 in accordance with the conversion provisions of the notes. The expiry date of the warrants was extended to 15 months after the conversion date.

On December 7, 2005 the board of directors authorized the issuance of 10,000 common shares to a shareholder for the exercise of 10,000 warrants in consideration of $8,772 (CDN $10,000).

On January 11, 2006 the accredited investor converted the promissory notes, referred to in Note 12 (e) on their due dates and the Company issued 101,150 common shares and 50,000 warrants covering the principal amounts of $75,000 and interest in the amount of $1,533 in accordance with the conversion provisions of the notes. The expiry date of the warrants was extended to 15 months after the conversion date.

On March 28, 2006 the Company completed a brokered private placement through the issuance of 5,331,327 common share units at a price of $0.60 per unit for gross proceeds of $3,198,799. The Company also completed the brokered private placement through the issuance of 25,000 flow-through shares at a price of $0.75 per share for gross proceeds of $ 18,750. Each Common share unit consists of one share and one-half of one common share purchase warrant. Each whole common share purchase warrant entitles the holder to purchase one common share at $0.90 per share for a period expiring on March 28, 2008. The agent received $289,579 in commissions as well as 533,133 broker warrants with a fair value of $347,956.

Each warrant entitles them to purchase one common share and one-half share purchase warrant for $0.60 until March 28, 2008. Each full warrant is then exercisable at $0.90.Out of the gross proceeds received from flow-through shares, an amount of $3,750 was credited to Other Liabilities (Refer to Note 17).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)
10. CAPITAL STOCK-CONT’D

c)  Changes to Issued Share Capital (cont’d)

On April 11, 2006 a director of the Company exercised the stock option to purchase 10,000 common shares at the option price of $0.55 per share. The Company received the funds in cash and issued 10,000 common shares.

Year ended April 30, 2007

On May 29, 2006 the Company issued 10,000 common shares for the exercise of 10,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $8,987 (CDN$10,000).

On May 29, 2006 the Company issued 45,045 common shares for the exercise of 45,045 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $40,450 (CDN$45,045).

On May 29, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,280 (CDN$16,000).

On May 30, 2006 the Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $113,130 (CDN$128,855) was converted to 141,599 common shares at $0.80 (CDN$0.91).
On June 22, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $39,368 (CDN$43,667).

On June 28, 2006 the Company issued 17,971 common shares for the exercise of 17,971 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $15,939 (CDN$17,971).

On June 28, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $38,895 (CDN$43,667).

On June 28, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,253 (CDN$16,000).

On June 29, 2006 the Company issued 158,090 common shares for the exercise of 158,090 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $141,632 (CDN$158,090).

On July 7, 2006 the Company issued 43,166 common shares in settlement of a property   payment on the Mount Hinton property. The shares represent $53,845 (CDN$60,000) payment and were valued   $1.25 (CDN$1.39) each.

On July 7, 2006 the Company issued 64,120 common shares for the exercise of 64,120 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $57,869 (CDN$64,120).

On July 17, 2006 the Company issued 61,171 common shares for the exercise of 61,171 warrants at $0.88 (CDN$1.00) from a warrant holder in consideration of $53,824 (CDN$61,171).

On August 11, 2006 the Company held in escrow 817,980 restricted shares in total to three consultants for services relating to business promotion and development. These consultants assisted management in the preparation of financial offerings and in arranging meetings and making presentations to the brokerage community and institutional investors in both the United States and Canada. Except for 342,780 common shares which were earned by these consultants as of October 31, 2006, the balance of 475,200 common shares held in escrow were to be released to each consultant in 8 monthly installments of 19,800 common shares commencing November 1, 2006. Out of 475,200 common shares held in escrow, 356,400 common shares were returned to the Company for cancellation. (Refer to Note 12).

On September 7, 2006 the Company issued 24,000 shares to an officer upon exercising 24,000 vested stock options at $0.75 for a total of $18,000.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)
10. CAPITAL STOCK-CONT’D

c) Changes to Issued Share Capital (cont’d)

On October 3, 2006, the Company completed a brokered private placement and issued 400,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $400,000. The Company paid a finders fee of 6% and reimbursed expenses for 3% of the total consideration. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term. .

On October 3, 2006, the Company completed another brokered private placement and issued 550,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $550,000. The Company paid a finders fee of $33,000 and reimbursed expenses for $18,022 (CDN$20,000). The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term.

On December 12, 2006 the Company issued 50,000 shares to a former officer upon exercising of 50,000 vested stock options at $0.75 for a total of $37,500.

On December 6, 2006 the board of directors authorized the issuance of 133,334 common shares in the amount of $100,000 for a property payment to Atna Resources Ltd., along with a cash payment of $86,805 (CDN$100,000) as per terms of the agreement. The common shares along with the cash payment were delivered to Atna Resources Ltd. on December 12, 2006. This entire payment of $186,805 was expensed in the consolidated statements of operations.

On December 19, 2006 the Company issued 160,000 common shares to a consultant for services rendered. These services related to the consulting agreement dated March 21, 2006. As per terms of that agreement, the Consultant was to provide to the Company market and financial advice and expertise as may be necessary relating to the manner of offering and pricing of securities. The agreement was for a period of twelve months commencing the day of trading of the Company’s stock on the Toronto Stock Exchange (April 19, 2006). As per the agreement, the Consultant was to be compensated a fee equal to 240,000 restricted common shares of the Company with a fair value of $196,800 and was to receive these shares on a monthly basis. Each party was able to cancel the agreement on 30 days notice. The Company cancelled the agreement as of November 30, 2006 and on December 19, 2006 issued 160,000 common shares as full and final consideration.

On December 19, 2006 the Company issued 200,000 common shares in lieu of sale of 200,000 Flow-Through Special Warrants made to a Canadian accredited investor, for $180,000 (CDN$205,020) on December 30, 2005. Each Flow-Through Special Warrant entitled the Holder to acquire one flow-through common share of the Company at no additional cost.

On December 28, 2006, the Company completed a private placement of 2,823,049 flow-through special warrants (which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at a price of $0.90 (CDN$1.05) per warrant and 334,218 unit special warrants at a price of $0.77 (CDN$0.90) per warrant for aggregate gross proceeds to the Company of $2,801,610 (CDN$3,264,996). Each flow-through special warrant entitles the holder to acquire, for no additional consideration, one common share of the Company. Each unit special warrant entitles the holder to acquire, for no additional consideration, one common share and one common share purchase warrant of the Company. Each common share purchase warrant entitles the holder to acquire one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date. In connection with this private placement, the Company agreed to file a prospectus in Canada qualifying the issuance of the common shares and warrants issuable upon the exercise of the special warrants as well as those common shares issuable on exercise of the common share purchase warrants. In addition, the Company agreed to file a registration statement in the United States covering the re-sale of common shares underlying the units and warrants by the respective shareholders. In the event the Company fails to obtain effectiveness for the final prospectus and the registration statement by February 26, 2007 (60 days from the closing date), each flow-through special warrant will entitle the holder to acquire 1.1 common shares on exercise thereof and each unit special warrant will entitle the holder to acquire 1.1 common shares and 1.1 common share purchase warrants on exercise thereof. The flow-through and unit special warrants will be automatically exercised on the earlier of (i) the third business day after the issuance of a receipt for the final prospectus and the effectiveness of the registration statement, or (ii) the four month anniversary of the closing date of the private placement. On closing, Northern Securities Inc., the lead agent received a cash commission of $171,164 (CDN$198,550) as well as 169,042 flow-through compensation options and 23,395 unit compensation options. In addition, as part of the private placement, Limited Market Dealer Inc. received a cash commission of $25,862 (CDN$30,000) as well as 28,571 flow-through compensation options and Novadan Capital Ltd. received a cash payment of $28,362 (CDN$32,900) as well as 32,900 unit compensation options. Each flow-through compensation option entitles the holder to acquire, for no additional consideration, one flow-through compensation warrant, each exercisable into one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006. Each unit compensation option entitles the holder to acquire, for no additional consideration, one unit compensation warrant, each exercisable at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006. In the event the Company fails to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date), each flow-through compensation option will entitle the holder to acquire 1.1 flow-through compensation warrants on exercise thereof and each unit compensation option granted to Northern Securities, Inc. will entitle the holder to acquire 1.1 unit compensation warrants on exercise thereof. The private placement was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to an exemption afforded by Regulation S promulgated under the Securities Act (“Regulation S”).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

10. CAPITAL STOCK-CONT’D

c) Changes to Issued Share Capital (cont’d)

On January 11, 2007, the Company issued its obligated 400,000 common shares and an additional 4,000 common shares as penalty, in lieu of sale of 400,000 Special Warrants to a Canadian accredited investor for $404,000 paid on December 15, 2005. Each Special Warrant entitled its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. The Company was obligated to have a registration statement become effective within 181 days of the closing. In the absence of a registration statement being declared effective within 181 days of the closing, the Company issued an additional 4,000 common shares to the Canadian accredited investor at no extra cost as a penalty. The Company expensed an amount of $5,000 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

On April 25, 2007 the Company issued 2,823,049 common shares and an additional 282,309 shares as a penalty, relating to the private placement of 2,823,049 flow-through special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $163,739 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

On April 25, 2007 the Company issued 334,218 common shares and an additional 33,423 shares as a penalty, relating to the private placement of 334,218 unit special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $19,386 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

10. CAPITAL STOCK-CONT’D

d) Purchase Warrants

During the year 2005-2006 the following stock warrants were issued:

184,608 stock warrants were issued on August 5, 2005. Each warrant is exercisable for one common share at $1.00 on or before August 5, 2007. These warrants were issued on settlement of a demand promissory note.

12,168 stock warrants were issued to an arms length investor on August 23, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 15, 2007. These warrants were issued in settlement of an accounts payable for services.

6,084 stock warrants were issued to an officer on August 23, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 15, 2007. These warrants were issued in settlement of an accounts payable for services.

245,455 stock warrants were issued to an arms length accredited shareholder on August 26, 2005, who subsequently became a director of the Company and Chairman of the Board. Each warrant is exercisable for one common share at $1.00 per share on or before August 22, 2008. These warrants were issued as part of 490,909 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant

74,934 stock warrants were issued to a director of the Company on August 29, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 5, 2007. These warrants were issued as part of 149,867 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant.

100,000 stock warrants were issued to four accredited investors and one accredited corporation, all residents of Canada on August 31, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 31, 2007. These warrants were issued as part of 200,000 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant.

12,500 stock warrants were issued on October 14, 2005. Each warrant is exercisable for one common share at $1.25 on or before January 14, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

16,667 stock warrants were issued on October 24, 2005. Each warrant is exercisable for one common share at $1.25 on or before January 24, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

37,500 stock warrants were issued on November 9, 2005. Each warrant is exercisable for one common share at $1.25 on or before February 9, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

150,000 stock warrants were issued on December 5, 2005. Each warrant is exercisable for one common share at $1.00 on or before December 5, 2006. These warrants were issued along with the issue of common shares for cash.

17,001 stock warrants were issued on December 7, 2005. Each warrant is exercisable for one common share at $1.25 on or before March 7, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

32,320 stock warrants were issued on December 15, 2005. Each warrant is exercisable for one common share at $1.00 on or before December 15, 2006. These warrants were issued to the agent for arranging the subscription for 400,000 special warrants.

50,000 stock warrants were issued on January 11, 2006. Each warrant is exercisable for one common share at $ 1.25 on or before April 11, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

10. CAPITAL STOCK-CON’T

d) Purchase Warrants (cont’d)

2,665,669 stock warrants were issued on March 28, 2006. Each warrant is exercisable for one common share at $0.90 on or before March 28, 2008. These warrants were issued as part of 5,331,327 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant.

533,133 unit purchase warrants were issued on March 28, 2006. Each unit purchase warrant is exercisable for one common share and one-half share purchase warrant for $0.60 on or before March 28, 2008. Each full warrant is then exercisable at $0.90. These unit purchase warrants were issued to the agent or their assignees, for arranging the financing for 5,331,327 common shares units.

During the year 2006-2007 the following stock warrants were issued:

400,000 stock warrants were issued on October 3, 2006. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term.

550,000 stock warrants were issued on October 3, 2006. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term.

334,218 stock warrants and an additional 33,423 stock warrants as a penalty were issued on April 25, 2007, relating to the private placement of 334,218 unit special warrants on December 28, 2006 (refer to note 10 above). The penalty warrants were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). Each common share purchase warrant entitles the holder to acquire one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date

32,900 unit compensation warrants were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each unit compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company which is further exercisable at a price of $0.90 (CDN$1.05) for a period of 24 months from the date of exercise.

23,395 unit compensation warrants and an additional 2,340 unit compensation warrants as a penalty were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each unit compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company which is further exercisable at a price of $0.90 (CDN$1.05) for a period of 24 months from the date of exercise.

169,042 flow-through compensation warrants and an additional 16,905 flow-through compensation warrants as a penalty were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each flow-through compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at a price of $0.90 (CDN$1.05).

28,571 flow-through compensation warrants and an additional 2,858 flow-through compensation warrants as a penalty were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each flow-through compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at a price of $0.90 (CDN$1.05).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

10. CAPITAL STOCK-CON’T

d) Purchase Warrants (cont’d)

	Number of Warrants Granted	Exercise Prices	Expiry Date
		$
Outstanding at April 30, 2005 and average exercise price	537,231	0.82
Granted in year 2005-2006	150,000	1.00	December 5, 2006
Granted in year 2005-2006	32,320	1.00	December 15, 2006
Granted in year 2005-2006	259,542	1.00	August 5, 2007
Granted in year 2005-2006	18,252	1.00	August 15, 2007
Granted in year 2005-2006	245,455	1.00	August 22, 2007
Granted in year 2005-2006	100,000	1.00	August 31, 2007
Granted in year 2005-2006	12,500	1.25	January 14, 2007
Granted in year 2005-2006	16,667	1.25	January 25, 2007
Granted in year 2005-2006	37,500	1.25	February 9, 2007
Granted in year 2005-2006	17,001	1.25	March 7, 2007
Granted in year 2005-2006	50,000	1.25	April 11, 2007
Granted in year 2005-2006	2,665,669	0.90	March 28, 2007
Granted in year 2005-2006	533,133	0.60	March 28, 2007
Exercised in year 2005-2006	(24,000)	(0.82)
Expired in year 2005-2006
Cancelled in year 2005-2006
Outstanding at April 30, 2006 and average exercise price	4,651,270	0.88
Granted in year 2006-2007	950,000	1.50	October 4, 2008
Granted in year 2006-2007	367,641	0.90	December 28, 2008
Granted in year 2006-2007	276,011	0.81	December 28, 2008
Exercised in year 2006-2007	(306,773)	(0.89)
Exercised in year 2006-2007	(107,787)	(0.90)
Exercised in year 2006-2007	(61,171)	(0.88)
Expired in year 2006-2007	(171,168)	(1.25)
Expired in year 2006-2007	(186,320)	(1.00)
Cancelled	-
Outstanding at April 30, 2007 and average exercise price	5,411,703	$0.97

The warrants do not confer upon the holders any rights or interest as a shareholder of the Company.

11. SUBSCRIPTION FOR WARRANTS

(a)
On December 15, 2005 the Company completed the sale of 400,000 Special Warrants using the services of an agent at a subscription price of $1.01 per Warrant to a Canadian accredited investor for $404,000. Each Special Warrant entitled its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. Each share purchase warrant entitled the holder to purchase one common share in the capital of the Company at a price of $1.00 per warrant share for a period of one year following the closing date. The agent received $32,320 in commission as well as 32,320 warrants. Each warrant was exercisable for one common share at $ 1.00 until December 15, 2006 with a fair value of $9,995. The Company was obligated to have a registration statement become effective within 181 days of the closing. In the absence of a registration statement being declared effective within 181 days of the closing, the Company, effective June 15, 2006 was obligated to issue an additional 4,000 common shares and 4,000 warrants to the accredited investor at no extra cost as a penalty. The Company issued 404,000 common shares on January 11, 2007 (see Note 10).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

11. SUBSCRIPTION FOR WARRANTS-CONT’D

(b)
On December 30, 2005 the Company completed the sale of 200,000 Flow-Through Special Warrants (“Special Warrants”) to a Canadian accredited investor, for gross proceeds of $180,000 (CDN$205,020). Each Special Warrant entitled the Holder to acquire one flow-through common share of the Company (“Flow-Through Shares”) at no additional cost. The Company issued 200,000 common shares on December 19, 2006. (Refer to Note 10 (c))

(c)
On December 28, 2006 the Company completed the sale of 2,823,049 Flow-Through Special Warrants (“Special Warrants”) using the services of an agent at a subscription price of $0.90 (CDN$1.05) per Special Warrant for gross proceeds of $2,543,505 (CDN$2,964,201). On April 25, 2007 the Company issued 2,823,049 common shares and an additional 282,309 shares as a penalty, relating to the private placement of 2,823,049 flow-through special warrants (refer to Note 10 (c)).

The term “Flow-Through Shares” is significant for tax purposes in Canada because it enables the issuer to allocate certain exploration tax credit to the holders of such shares. As all Canadian Exploration expenses are incurred by the Company’s 100% owned Canadian subsidiary, which conducts mining explorations in the Yukon Territory of Canada, for Canadian tax purposes, a similar Flow-Through subscription agreement was executed between the Company and its 100% Canadian subsidiary. The effective date of renunciation for Canadian Exploration expenses was December 31, 2006, which as per Canadian tax regulations requires the Canadian subsidiary to incur eligible Canadian exploration expenses for the entire subscription amount of $2,543,505 (CDN$2,964,201) on or before December 31, 2007. The Company has renounced such eligible expenses to the Canadian accredited investors. Proceeds received from such warrants were allocated by the Company between the offering for shares and the sale of tax benefits. The amount of $366,996 attributable to the sale of taxable benefits was credited to Other Liabilities. On renunciation of eligible exploration expenses in January of 2007, this Liability was reversed and included in income under Income tax recovery.

(d)
On December 28, 2006 the Company completed the sale of 334,218 Unit Special Warrants using the services of an agent at a subscription price of $0.77 (CDN$0.90) per Unit Special Warrant for gross proceeds of $258,105 (CDN$300,796). On April 25, 2007 the Company issued 334,218 common shares and an additional 33,423 shares as a penalty, relating to the private placement of 334,218 unit special warrants (Refer to Note 10)

12. STOCK BASED COMPENSATION

Per SEC Staff Accounting Bulletin 107, Topic 14.F, “Classification of Compensation Expense Associated with Share-Based Payment Arrangements” stock based compensation expense is being presented in the same lines as cash compensation paid.

The Company adopted a new Stock Option Plan at its shareholders meeting on January 19, 2007 (the “2006 Stock Option Plan”). The 2006 Stock Option Plan will be administered by the board of directors of the Company or, in the board of directors’ discretion, by a committee appointed by the board of directors for that purpose. The TSX approved the 2006 Stock Option plan on March 9, 2007

Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 shares ("Total Shares"). Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of shares available for grant under the 2006 Stock Option Plan. Any shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

12. STOCK BASED COMPENSATION-CONT’D

Under the 2006 Stock Option Plan, at no time shall: (i) the number of shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares; (ii) the number of shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding shares. In addition, the number of shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding shares.

The purchase price (the “Price”) per share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the shares have not traded on the TSX or another stock exchange for an extended period of time, the “market price” will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which an option may be exercised by the Eligible Participant.

Options shall not be granted for a term exceeding ten years (or such shorter or longer period as is permitted by the TSX) (the “Option Period”).

Year 2005-2006.

On June 28, 2005 the board of directors granted options to its two new directors to acquire 250,000 shares each, to vest at the rate of 1/24 per month for a term of two (2) years. The exercise price was set at $0.55 per share based on the closing share price on July 5, 2005. On January 19, 2007, the Company held an annual and special meeting of shareholders whereby the shareholders approved a resolution extending the expiry dates of these outstanding stock options from June 28, 2007 to June 28, 2010.

On September 26, 2005 the board of directors with agreement with a Consultant, reduced the number of options granted to the consultant from 75,000 to 20,000. The exercise price was set at $0.58 per share based on the closing price on August 16, 2005 and the options vested immediately and expire on April 15, 2008.

On December 13, 2005 the board of directors granted options to its two new directors to acquire 250,000 shares each, to one officer to acquire 250,000 shares, to one officer to acquire 200,000 shares and to one officer to acquire 76,000 shares. The exercise price for all 1,026,000 options was set at $1.19 per share based on the closing share price on December 13, 2005. These options vest at the rate of 1/24 per month for a term of two (2) years. On January 19, 2007, the Company held an annual and special meeting of shareholders whereby the shareholders approved a resolution extending the expiry dates of these outstanding stock options from December 13, 2007 to December 13, 2010.

On January 17, 2006 the board of directors granted options to a consultant to acquire 88,000 shares, to vest at the rate of 1/24 per month for a term of two (2) years. The exercise price was set at $1.19 per share based on the closing price on December 13, 2005. . On January 19, 2007, the Company held an annual and special meeting of shareholders whereby the shareholders approved a resolution extending the expiry dates of these outstanding stock options from December 13, 2007 to December 13, 2010.
On January 20, 2006 the board of directors granted options to an officer and director to acquire 150,000 shares, to vest at the rate of 1/24 per month for a term of two (2) years. The exercise price was set at $0.85 per share based on closing price on January 20 2006. On January 19, 2007, the Company held an annual and special meeting of shareholders whereby the shareholders approved a resolution extending the expiry dates of these outstanding stock options from January 20, 2008 to January 20, 2011.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

12. STOCK BASED COMPENSATION-CONT’D

Year 2006-2007.

On January 19, 2007, the shareholders of the Company approved, subject to regulatory approval, the extension of 2,064,000 options held by all current officers, directors, consultants and employees in the 2003 Stock Option Plan and the adding of an additional 2,000,000 common shares of stock to the 2006 Stock Option Plan. The TSX approved the 2006 Stock Option plan on March 9, 2007.

On March 20, 2007 the board of directors granted options to an officer and director to acquire 250,000 shares, to vest at the rate of 1/24 per month and can be exercised over a period of five (5) years. The exercise price was set at $0.43 (CDN $ 0.50) per share. These options were granted under the Company’s 2006 stock option plan.

On March 28, 2007 the board of directors granted options to a consultant to acquire 150,000 shares, to vest at the rate of 1/12 per month and can be exercised over a period of five (5) years. The exercise price was set at $0.41 (CDN $ 0.47) per share. These options were granted under the Company’s 2006 stock option plan.

The Company has adopted SFAS123 (Revised) commencing May 1, 2005.

For this year ended April 30, 2007, the Company has recognized in the financial statements, stock-based compensation costs as per the following details. The fair value of each option used for the purpose of estimating the stock compensation is based on the grant date using the Black-Scholes option pricing model with the following weighted average assumptions:

	13-Dec	17-Jan	20-Jan	19-Jan	20-Mar	28-Mar
	2005	2006	2006	2007	2007	2007	Total
Risk free rate	3.25%	3.25%	3.25%	4.50%	4.50%	4.50%
Volatility factor	87.72%	93.47%	90.83%	45.19%	57.48%	98.67%
Expected dividends	nil	nil	nil	nil	nil	nil
Stock-based compensation cost expensed during the year ended April 30, 2007	$210,663	$11,294	$22,585	$199,211	$3,060	$4,460	$451,273
Unexpended Stock -based compensation cost deferred over the vesting period	nil	nil	nil	$171,830	$50,122	$43,423	$265,375

As of April 30, 2007 there was $265,375 of unrecognized expenses related to non-vested stock-based compensation arrangements granted. The stock-based compensation expense for the years ended April 30, 2007 and April 30, 2006 was $451,273 and $225,246 respectively.

The following table summarizes the options outstanding as at April 30:

	Option Price	Number of shares
Expiry Date	Per Share	2007	2006
December 15, 2009	0.75	250,000	1,100,000
January 5, 2010	0.75	60,000	84,000
June 28, 2010	0.55	490,000	490,000
April 15, 2008	0.58	20,000	20,000
December 13, 2010	1.19	1,026,000	1,026,000
December 13, 2010	1.19	88,000	88,000
January 20, 2011	0.85	150,000	150,000
March 20, 2012	0.43	*250,000
March 28, 2012	0.41	**150,000
		2,484,000	2,958,000
Weighted average exercise price at end of year		0.86	0.89

* These options were granted at CDN $0.50 (US $0.43 on date of grant)
** These options were granted at CDN $0.47 (US $0.41 on date of grant)

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

12. STOCK BASED COMPENSATION-CONT’D

	Number of Shares
	2006-2007	2005-2006
Outstanding, beginning of year	2,958,000	1,834,000
Granted	400,000	1,784,000
Expired	(800,000)	-
Exercised	(74,000)	(10,000)
Forfeited		-
Cancelled		(650,000)
Outstanding, end of year	2,484,000	2,958,000
Exerciseable, end of year	1,625,786	1,269,450

13. RESTRICTED CASH

Under Canadian income tax regulations, a company is permitted to issue flow-through shares whereby the company agrees to incur qualifying expenditures and renounce the related income tax deductions to the investors. Notwithstanding that, there is no specific requirement to segregate the funds. The flow-through funds which are unexpended at the consolidated balance sheet date are considered to be restricted and are not considered to be cash or cash equivalents. As of April 30, 2007, unexpended flow-through funds were $2,266,602 (CDN $2,516,155).

14. RESTRICTED DEPOSITS

The Company has a term deposit of $17,889 (CDN$20,000) with a Canadian financial institution which earns interest at 2.5% per annum with maturity on April 26, 2007. This deposit has been assigned to the financial institution to enable the financial institution to issue an Irrevocable Letter of Credit to The First Nation of NaCho Nyak Dun (“NND”) which exercises certain powers over land use and environment protection within the Yukon Territory of Canada. The Company required access to move heavy equipment over the land controlled by NND and therefore posted this security bond so that if the Company fails to comply with reclamation requirements, then the security bond will be available to NND to complete the work or may form part of the compensation package. The term deposit was returned to the Company in May 2007 since the letter of credit expired.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

15. OTHER LIABILITY

Year ended April 30, 2006
On March 28, 2006 the Company completed a brokered private placement through the issuance of 25,000 flow-through shares at a price of $0.75 per share for gross proceeds of $18,750. The proceeds raised were allocated between the offering of shares and the sale of tax benefits. The amount of $3,750 attributable to the sale of taxable benefits was credited to Other Liabilities. On renunciation of eligible exploration expenses in January of 2007, this Liability was reversed and included in income under Income tax recovery.

Year ended April 30, 2007

On December 28, 2006, the Company completed a brokered private placement of 2,823,049 flow-through special warrants (which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) Proceeds received from such warrants were allocated by the Company between the offering for shares and the sale of tax benefits. The amount of $366,996 attributable to the sale of taxable benefits was credited to Other Liabilities. On renunciation of eligible exploration expenses in January of 2007, this Liability was reversed and included in income under Income tax recovery.

16. COMMITMENTS AND CONTINGENCIES

(a) Mount Hinton Property Mining Claims

On July 7, 2002 Yukon Gold Corp. (“YGC”) entered into an option agreement with the Hinton Syndicate to acquire a 75% interest in the 273 unpatented mineral claims covering approximately 14,000 acres in the Mayo Mining District of the Yukon Territory, Canada. This agreement was replaced with a revised and amended agreement (the “Hinton Option Agreement”) dated July 7, 2005 which superseded the original agreement and amendments thereto. The new agreement is between the Company, its wholly owned subsidiary YGC and the Hinton Syndicate.

YGC must make scheduled cash payments and perform certain work commitments to earn up to a 75% interest in the mineral claims, subject to a 2% net smelter return royalty in favor of the Hinton Syndicate, as further described below.
The schedule of Property Payments and Work Programs are as follows:

PROPERTY PAYMENTS
On execution of the July 7, 2002 Agreement	$ 19,693 (CDN$ 25,000) Paid
On July 7, 2003	$ 59,078 (CDN$ 75,000) Paid
On July 7, 2004	$118,157 (CDN$ 150,000) Paid
On January 2, 2006	$125,313 (CDN$ 150,000) Paid
On July 7, 2006	$134,512 (CDN$ 150,000) Paid
On July 7, 2007	$135,123 (CDN$ 150,000) Paid Subsequently
On July 7, 2008	$135,123 (CDN$ 150,000)
TOTAL	$726,999 (CDN$850,000)

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

16. COMMITMENTS AND CONTINGENCIES (CONT’D)

WORK PROGRAM-expenditures to be incurred in the following periods;

July 7/02 to July 6/03	$ 118,157 (CDN$ 150,000) Incurred
July 7/03 to July 6/04	$ 196,928 (CDN$ 250,000) Incurred
July 7/04 to July 6/05	$ 256,006 (CDN$ 325,000) Incurred
July 7/05 to Dec. 31/06	$ 667,795 (CDN$ 750,000) Amended
Jan. 1/07 to Dec. 31/07	$ 900,820 (CDN$ 1,000,000)
Jan. 1/08 to Dec. 31/08	$1,126,025 (CDN$ 1,250,000)
Jan. 1/09 to Dec. 31/09	$1,351,230 (CDN$ 1,500,000)

TOTAL	$4,616,961(CDN$5,225,000)

By letter agreement dated August 17, 2006, the Hinton Syndicate agreed to allow the Company to defer a portion of the Work Program expenditure scheduled to be incurred by December 31, 2006. The agreement to defer such Work program expenditures was due to the mechanical break-down of drilling equipment and the unavailability of replacement drilling equipment at the Mount Hinton site. As a result, the Company is now allowed to defer the expenditure of approximately $212,074 (CDN$235,423) until December 31, 2007. All other Property Payments and Work Program expenditures due have been made and incurred.

Provided all Property Payments have been made that are due prior to the Work Program expenditure levels being attained, YGC shall have earned a:

25% interest upon Work Program expenditures of $1,351,230 (CDN$1,500,000)

50% interest upon Work Program expenditures of $2,252,049 (CDN$2,500,000)

75% interest upon Work Program expenditures of $4,616,961 (CDN$5,225,000)

YGC has subsequent to the year end attained a 25% interest. In some cases, payments made to service providers include amounts advanced to cover the cost of future work. These advances are not loans but are considered "incurred" exploration expenses under the terms of the Hinton Option Agreement. Section 2.2(a) of the Hinton Option Agreement defines the term, “incurred” as follows: “Costs shall be deemed to have been “incurred” when YGC has contractually obligated itself to pay for such costs or such costs have been paid, whichever should first occur.” Consequently, the term, “incurred” includes amounts actually paid and amounts that YGC has obligated itself to pay. Under the Hinton Option Agreement there is also a provision that YGC must have raised and have available the Work Program funds for the period from July 7, 2005 to December 31, 2006, by May 15 of 2006. This provision was met on May 15, 2006.

The Hinton Option Agreement contemplates that upon the earlier of: (i) a production decision or (ii) investment of $4,616,961 (CDN$5,225,000) or (iii) YGC has a minority interest and decides not to spend any more money on the project, YGC’s relationship with the Hinton Syndicate will become a joint venture for the further development of the property. Under the terms of the Hinton Option Agreement, the party with the majority interest would control the joint venture. Once the 75% interest is earned, as described above, YGC has a further option to acquire the remaining 25% interest in the mineral claims for a further payment of $4,504,099 (CDN$5,000,000).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

16. COMMITMENTS AND CONTINGENCIES (CONT’D)

The Hinton Option Agreement provides that the Hinton Syndicate receive a 2% “net smelter return royalty.” In the event that the Company exercises its option to buy-out the remaining 25% interest of the Hinton Syndicate (which is only possible if the Company has reached a 75% interest, as described above) then the "net smelter return royalty" would become 3% and the Hinton Syndicate would retain this royalty interest only. The “net smelter return royalty” is a percentage of the gross revenue received from the sale of the ore produced from the mine less certain permitted expenses.

The Hinton Option Agreement entitles the Hinton Syndicate to recommend for appointment one member to the board of directors of the Company.

The Hinton Option Agreement provides both parties (YGC and Hinton Syndicate) with rights of first refusal in the event that either party desires to sell or transfer its interest.

The Hinton Syndicate members each have the option to receive their share of property payments in stock of the Company at a 10% discount to the market, once the Company has obtained a listing on a Canadian stock exchange. YGC and the Company have a further option to pay 40% of any property payment due after the payment on January 2, 2006 with common stock of the Company. The payment due on July 7, 2006 was made in accordance with this provision.

The Hinton Syndicate Agreement pertains to an “area of interest” which includes the area within ten kilometers of the outermost boundaries of the 273 mineral claims, which constitute our mineral properties. Either party to the Hinton Syndicate Agreement may stake claims outside the 273 mineral claims, but each must notify the other party if such new claims are within the “area of interest.” The non-staking party may then elect to have the new claims included within the Hinton Syndicate Agreement. As of December 11, 2006, there were an additional 24 claims staked, known as the “Gram Claims” which became subject to the Hinton Syndicate Agreement.

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Mount Hinton project totaling $1,279,164 (CDN$1,420,000) for the 2007 Work Program. The Company has approximately $67,561(CDN$75,000) on deposit left over from the 2006 cash call schedule.

b) The Marg Property

In March 2005, the Company acquired rights to purchase 100% of the Marg Property, which consists of 402 contiguous mineral claims covering approximately 20,000 acres located in the Mayo Mining District of the Yukon Territory of Canada. Title to the claims is registered in the name of YGC.

The Company assumed the rights to acquire the Marg Property under a Property Purchase Agreement (“Agreement”) with Atna Resources Ltd. (“Atna”). Under the terms of the Agreement the Company paid $119,189 (CDN$150,000) cash and 133,333 common shares as a down payment. The Company made payments under the Agreement for $43,406 (CDN$50,000) cash and an additional 133,333 common shares of the Company on December 12, 2005; $86,805 (CDN$100,000) cash and an additional 133,334 common shares of the Company on December 12, 2006.

The Company has agreed to make subsequent payments under the Agreement of: (i) $90,082 (CDN$100,000) cash on or before December 12, 2007; and (ii) $180,164 (CDN$200,000) in cash and/or common shares of the Company (or some combination thereof to be determined) on or before December 12, 2008. Upon the commencement of commercial production at the Marg Property, the Company will pay to Atna $900,820 (CDN$1,000,000) in cash and/or common shares of the Company, or some combination thereof to be determined.

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Marg project totaling $2,864,607 (CDN$3,180,000) for the 2007 Work Program. The Company had approximately $495,451(CDN$550,000) on deposit left over from the 2006 cash call schedule.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

16. COMMITMENTS AND CONTINGENCIES (CONT’D)

c)
The Company entered into flow-through share subscription agreements during the year ended April 30, 2007 whereby it is committed to incur on or before December 31, 2007, a total of $2,543,505 (CDN$2,964,200) of qualifying Canadian Exploration expenses as described in the Income Tax Act of Canada. As of April 30, 2007 an expenditure of $133,363 (CDN$148,046) has been incurred and $2,536,842 (CDN$2,816,154) has not yet been spent. Commencing March 1, 2007 the Company is liable to pay a tax of approximately 5% per annum, calculated monthly on the unspent portion of the commitment.

d)
The Company relocated its corporate office and entered into a five year lease which was executed on March 27, 2006. The lease commenced July 1, 2006. Minimum lease commitments under the lease are as follows:

Years ending April 30,	Minimum lease commitment
2008	$43,010 (CDN $47,756)
2009	$43,131 (CDN $47,880)
2010	$44,807 (CDN $49,740)
2011	$45,142 (CDN $50,112)
2012	$ 7,525 (CDN $ 8,353)

e)
The Company entered into a one year consulting agreement with a consultant on December 28, 2006 commencing January 1, 2007. As per terms of the agreement, the consultant was to provide consulting services which included market awareness, financial and strategic advice. The Company is to compensate the consultant a fee which equals to a total of 500,000 restrictive shares over a period of twelve months with shares to be delivered on a monthly basis. The Company has accrued the cost in the statements, although in the opinion of the Company, it is not obligated to issue stock as the consultant is in breach of the contract due to non performance of the agreed services. The Company is discussing the contractual terms with the consultant.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

17. OBLIGATION UNDER CAPITAL LEASE

The following is a summary of future minimum lease payments under the capital lease, together with the balance of the obligation under the lease:

Years ending April 30,	2007
2008	$3,222	(CDN$ 3,576)
2009	$3,222	(CDN$ 3,576)
2010	$3,222	(CDN$ 3,576)
2011	$3,222	(CDN$ 3,576)
2012	$806	(CDN$ 894)
Total minimum lease payments	$13,694	(CDN$15,198)
Less: Deferred Interest	$1,745	(CDN$ 1,937)
	$11,949	(CDN$13,261)
Current Portion	$2,812	(CDN$ 3,121)
Long-Term Portion	$9,137	(CDN$10,140)

18. RELATED PARTY TRANSACTIONS

2005-2006
The Company and its subsidiary expensed a total of $14,755 (CDN $17,500) in consulting fees to a Company Director, and $49,547 (CDN $57,170) to two of it’s officers. The Company issued 24,336 common share units @ $0.55 per unit in settlement of prior year accounts payable of $13,385 to a Director and also issued 12,168 common share units @ $0.55 per unit in settlement of a prior year accounts payable for the services rendered by an individual as president.

The directors participated in private placements during the year as follows:
One director subscribed for 490,909 common share units @ $0.55 per unit
One director subscribed for 149,867 common share units @ $0.55 per unit.

2006-2007

The Company and its subsidiary expensed a total of $208,855 in consulting fees to three Company Directors, and $94,504 to two of its officers.

The Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $113,130 (CDN$128,855) was converted to 141,599 common shares at $0.80 (CDN$0.91).

The directors & officers exercised stock options during the year as follows:
One former director exercised 50,000 stock options at $0.75 per common share.
One officer exercised 24,000 stock options at $0.75 per common share.

19.  INCOME TAXES

The Company has certain non-capital losses of approximately $6,085,000 available, which can be applied against future taxable income and which expires between 2010 and 2027. The Company did not record any deferred tax asset as the losses are fully offset by a valuation allowance.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
April 30, 2007 and April 30, 2006
(Amounts expressed in US Dollars)

20. SUBSEQUENT EVENTS
a) Subsequent issue of common shares:

On July 7, 2007 the Company issued 136,364 common shares in settlement of a property payment on the Mount Hinton property. The shares represent $54,049 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.40 (CDN$0.44) each.

b) Commitment to the proposed work program for Mount Hinton Property:

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Mount Hinton project totaling $1,279,164 (CDN$1,420,000) for the 2007 Work Program. The Company had approximately $67,561(CDN $75,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $180,164 (CDN$200,000), on June 15, 2007 the Company paid $202,684 (CDN$225,000), being two of the four cash call payments. The third payment of $540,492 (CDN$600,000) is due on July 31, 2007 and the fourth payment of $288,262 (CDN$320,000) is due on August 15, 2007.

c) Commitment to the proposed work program for the Marg Property:
On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Marg project totaling $2,864,607 (CDN$3,180,000) for the 2007 Work Program. The Company had approximately $495,451(CDN $550,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $675,615 (CDN$750,000), on June 15, 2007 the Company paid $675,615 (CDN$750,000), and on July 15, 2007 the Company paid $675,615 (CDN$750,000) being three of the four cash call payments. The fourth payment of $342,311 (CDN$380,000) is due on August 15, 2007.

d) Subscription for shares

The Company entered into a subscription agreement dated as of April 3, 2007 (the “Agreement”) with Industrial Minerals, Inc. (“Industrial Minerals”) to acquire (i) 5,000,000 common shares of Industrial Minerals at a price of $0.05 per share and (ii) a Warrant entitling the holder: (a) to purchase 5,000,000 common shares of Industrial Minerals at a purchase price of $0.05 per share (the “option price”) or, at the option of the holder, (b) to surrender the Warrant for a number of common shares to be determined by application of a formula which would result in a larger number of shares issued to the holder if the market price of the common stock is less than the option price at the time of exercise. The Warrant expires on April 3, 2008. The total subscription price paid by the Company was $250,000. The Company entered into the Agreement as of May 14, 2007. The shares of Industrial Minerals are “restricted” shares and may not be readily re-sold by the Company. The common stock of Industrial Minerals is quoted on the Over-the-Counter Bulletin Board under the symbol, “IDSM.”

e) Agreement for private placement (8-K filed with the SEC on June 27, 2007)

On June 15, 2007 the Company entered into an agreement (the “Northern Agreement”) with Northern Securities Inc. (“Northern”), in connection with the private placement (the “Private Placement”) of CDN$500,000 of units (“Units”) and CDN$1,500,000 of flow-through common shares. Each Unit will consist of one common share and one half common share purchase warrant. The closing of the Private Placement is expected to occur in July of 2007. The offering has received the approval of the Toronto Stock Exchange. The Company will not offer any of the securities described herein to U.S. persons. This 8-K does not constitute an offer for sale of securities in the United States.

EXHIBIT B

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
YUKON GOLD CORPORATION, INC.
______________________________________________

Pursuant to Section 242 of
the Delaware General Corporation Law

THE UNDERSIGNED, the President and Chief Executive Officer of YUKON GOLD CORPORATION, INC. (the "Corporation"), a corporation organized under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.

The Certificate of Incorporation of this Corporation is amended by deleting paragraph, "FOURTH:" and replacing paragraph, "FOURTH" with the following:

"FOURTH: The Corporation shall have the authority to issue 150,000,000 shares of common stock, par value $.001 per share."

2.

This amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the unanimous written consent of the board of directors and by the majority vote at a duly called and held meeting of the Shareholders of the Corporation.

IN WITNESS WHEREOF, I have hereunto signed this certificate of amendment of Certificate of Incorporation of YUKON GOLD CORPORATION, INC. this __ day of February, 2008.

Ronald K. Mann
President and Chief Executive Officer